AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 18, 2007.

1933 ACT FILE NO. 033-23166

1940 ACT FILE NO. 811-05624

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D. C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 70	☒

AND/OR

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 71	☒

MORGAN STANLEY INSTITUTIONAL FUND, INC.

(Exact Name of Registrant as Specified in Charter)

522 FIFTH AVENUE
NEW YORK, NEW YORK 10036
(Address of Principal Executive Offices)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 548-7786

AMY R. DOBERMAN, ESQ.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

522 FIFTH AVENUE

NEW YORK, NEW YORK 10036

(Name and Address of Agent for Service)

COPY TO:

CARL FRISCHLING, ESQ. KRAMER LEVEN NAFTALIS & FRANKEL LLP 1177 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10036	STUART M. STRAUSS, ESQ. CLIFFORD CHANCE US LLP 31 WEST 52ND STREET NEW YORK, NEW YORK 10019

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☒   immediately upon filing pursuant to paragraph (b)

☐   on (date) pursuant to paragraph (b)

☐   60 days after filing pursuant to paragraph (a) (1)

☐   on (date) pursuant to paragraph (a) (1)

☐   75 days after filing pursuant to paragraph (a) (2)

☐   On (date) pursuant to paragraph (a) (2) of rule 485.

Morgan Stanley Investment Management

Morgan Stanley
Institutional Fund, Inc.

International Growth Active Extension Portfolio

July 18, 2007

Prospectus

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Page
Investment Summary

Portfolio

International Growth Active Extension Portfolio	1

Fees and Expenses of the Portfolio	3

Additional Risk Factors and Information	5

Fund Management	7

Shareholder Information	8

Financial Highlights	13

Morgan Stanley Institutional Fund, Inc. Prospectus

Investment Summary

International Growth Active Extension Portfolio

Objectives

The International Growth Active Extension Portfolio seeks long-term capital appreciation with a secondary objective of income.

The Portfolio's investment objectives may be changed by the Morgan Stanley Institutional Fund, Inc.'s (the "Fund") Board of Directors without shareholder approval, but no change is anticipated. If the Portfolio's investment objectives change, the Portfolio will notify shareholders and shareholders should consider whether the Portfolio remains an appropriate investment in light of the change.

Approach

The Adviser, Morgan Stanley Investment Management Inc., seeks to construct a diversified portfolio primarily consisting of equity securities of issuers located in countries other than the United States using a quantitative security selection model and fundamental analysis. Pursuant to fundamental analysis using the quantitative security selection model as a tool, the Portfolio will purchase securities outright in anticipation of an increase in the market price of the securities, thereby taking a "long position." In addition to purchasing equity securities (i.e., taking long positions), the Adviser attempts to identify stocks that it believes will underperform relative to the average stock in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index") and will sell these securities short on behalf of the Portfolio. When the Portfolio takes a "short position," it sells at the current market price a security it has borrowed in anticipation of a decline in the market price of that security.

A short sale is a transaction in which the Portfolio sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline or underperform relative to the MSCI EAFE Index. The Portfolio will generally take short positions where it does not own or have the immediate right to acquire the security. Selling a security short allows the Portfolio potentially to earn a return from a stock that the Adviser expects to underperform as well as enabling the Portfolio to establish additional long positions by reinvesting the proceeds from its short sales. This approach will enable the Portfolio to establish long positions in securities in excess of net assets while maintaining net long exposure to the equity market generally (i.e., market value of long positions minus market value of short positions) at a level similar to a traditional long only strategy.

The Portfolio intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). The Portfolio currently intends to take long positions equal to approximately 130% of its net assets and short positions equal to approximately 30% of its net assets. However, the long and short positions held by the Portfolio may vary in size as market opportunities change. Generally, the Portfolio's long positions will range between 100% and 150% of the value of the Portfolio's net assets and the Portfolio's short positions will range between 0% and 50% of the value of the Portfolio's net assets. Using this "active extension" strategy, the Adviser seeks to produce returns that exceed the MSCI EAFE Index with volatility similar to the MSCI EAFE Index.

Process

The Adviser generally seeks to identify securities of issuers that it believes share the following characteristics: (1) industry leaders in their country, their region or the world, (2) strong balance sheets, (3) market capitalization typically greater than $1 billion, (4) attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio) and (5) attractive earnings momentum as measured by earnings estimates revisions. The Adviser generally considers selling a portfolio security when a security no longer fits the Portfolio's investment criteria or has had a substantial decline within the Adviser's quantitative rankings, or when a more attractive opportunity elsewhere in the market has been identified.

When taking short positions on stocks, the Adviser seeks to identify securities of issuers that it believes share the following characteristics: (1) competitively disadvantaged, (2) weak balance sheet, (3) market capitalization greater than $1 billion, (4) unattractive PEG ratio and (5) unattractive earnings momentum as measured by earnings estimates revisions.

The Adviser closes a short position when a security no longer fits the Portfolio's investment criteria or has a substantial improvement within the Adviser's quantitative rankings, or when a more attractive opportunity elsewhere in the market is identified.

While a substantial portion of the Portfolio's assets generally are invested in the developed countries of Europe and the Far East, the Portfolio may invest up to 15% of its assets in securities of issuers in developing or emerging market countries. The Portfolio may invest up to 20% of its assets in debt securities issued or guaranteed by non-U.S. governments, but will invest only in securities issued or guaranteed by the governments of countries which are members of the Organization for Economic Co-operation and Development (OECD). The Portfolio may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts, structured investments and currency-related transactions involving options, futures contracts, forward contracts and swaps for various portfolio management purposes, including to facilitate portfolio management and to try to mitigate risks.

Using this quantitative security selection methodology and fundamental analysis, the Adviser will purchase (i.e., take long positions in) equity securities of companies that the Adviser believes offer attractive return potential and sell short securities the Adviser believes will underperform the MSCI EAFE Index.

Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities of issuers from at least three different foreign countries. The Portfolio considers an issuer to be from a particular country if (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, or has a principal office in that country. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country. This policy may be changed without shareholder approval; however, you will be notified in writing of any changes.

1

International Growth Active Extension Portfolio (Cont'd)

Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks and uncertainties of investing in a portfolio of equity securities of issuers located in countries other than the United States, including emerging market countries. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, prices of equity securities will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular issuers (news about the success or failure of a new product, for example).

Investing in foreign countries, particularly emerging markets, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

The Portfolio may invest in the equity securities of any size company. Investing in the securities of smaller companies involves greater risk and price volatility than investing in larger, more established firms.

The Portfolio's use of short sales in combination with long positions in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Portfolio only held long positions. It is possible that the Portfolio's long equity positions will decline at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Portfolio. In addition, the Portfolio's short positions may limit its ability to fully benefit from increases in the equity markets.

When the Portfolio engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. Short sales expose the Portfolio to the risk that it will be required to cover its short position at a time when securities have appreciated in value, thus resulting in a loss to the Portfolio. Unlike a long position where losses are limited to the amount invested, losses on a short sale could theoretically be unlimited where the Portfolio is unable, for whatever reason, to close out its position because there is no upward limit on the price a borrowed security could obtain.

Taking short positions in securities results in a form of leverage. Leverage is a speculative technique that may expose the Portfolio to greater risk and increased costs. Leverage occurs when the Portfolio increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and then selling them, the Portfolio's short sales effectively leverage the Portfolio. Leverage may cause the Portfolio's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Portfolio's securities. The use of leverage may also cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations. The Portfolio cannot assure you that the use of leverage will result in higher return on your investment.

Please see "Additional Risk Factors and Information" for further information about these and other risks of investing in the Portfolio.

Past Performance

The Portfolio was recently organized and, as of the date of this Prospectus, had no historical performance to report. Performance information will be provided once the Portfolio has completed a full calendar year of operation.

2

Morgan Stanley Institutional Fund, Inc. Prospectus

Fees and Expenses of the Portfolio

Fees and Expenses
of the Portfolio

The Securities and Exchange Commission (the "Commission") requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Total Annual Portfolio Operating Expenses in the table do not reflect voluntary fee waivers and/or expense reimbursements from the Adviser, which are described in the footnotes.

International Growth Active Extension Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a % of the amount redeemed)†	2.00%
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Advisory Fees*
Class A	1.15%
Class B	1.15%
Shareholder Services Fee
Class A	NONE
Class B	0.25%
Other Expenses*
Class A
Dividend Expenses Paid and Stock Loan Fees on Securities Sold Short**	0.74%
Remainder of Other Expenses***	0.32%
Total of Other Expenses***	1.06%
Class B
Dividend Expenses Paid and Stock Loan Fees on Securities Sold Short**	0.74%
Remainder of Other Expenses***	0.32%
Total of Other Expenses***	1.06%
Total Annual Portfolio Operating Expenses*
Class A	2.21%
Class B	2.46%

†  Payable to the Portfolio on shares redeemed within 30 days of purchase. See "Shareholder Information—How To Redeem Shares" and "Shareholder Information—Frequent Purchases and Redemptions of Shares" for more information on redemption fees.

*  This table does not show the effects of the Adviser's voluntary fee waivers and/or expense reimbursements. The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 1.25% for Class A shares and 1.50% for Class B shares of the Portfolio.

In determining the actual amount of voluntary advisory fee waiver and/or expense reimbursement for the Portfolio, if any, investment related expenses (including foreign country tax expense, interest expense on borrowing and dividend expenses and stock loan fees on securities sold short) are excluded from annual operating expenses. If these expenses were included, the Portfolio's total annual portfolio operating expenses after voluntary fee waivers and/or expense reimbursements would exceed the percentage limits in the preceding paragraph.

Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

**  The percentage shown represents estimates for the Portfolio's initial year of operation, assuming that the Portfolio maintains short equity positions equal to 30% of its net assets. The Portfolio's actual dividend expenses paid and stock loan fees on securities sold short may be significantly higher or lower than the estimates above due to, among other factors, the actual extent of the Portfolio's short positions, the actual dividends paid with respect to securities sold short and the actual timing of the Portfolio's short sales transactions, each of which is expected to vary over and from time to time.

***  Based on estimated amounts.

3

Fees and Expenses
of the Portfolio (Cont'd)

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example

	1 Year	3 Years
International Growth Active Extension Portfolio
Class A	$224	$691
Class B	$249	$767

4

Morgan Stanley Institutional Fund, Inc. Prospectus

Investment Summary

Additional Risk Factors
and Information

This section discusses additional risk factors and information relating to the Portfolio. The Portfolio's investment practices and limitations are described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. Fixed income securities, regardless of credit quality, also experience price volatility, especially in response to interest rate changes. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Foreign Investing

To the extent that the Portfolio invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the Portfolio's securities, including underlying securities represented by depositary receipts, generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect a Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency

In general, foreign securities are denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Portfolio may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Risks

The Portfolio may invest in emerging market countries, which are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. These characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Derivatives and Other Investments

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives include futures, options, forward contracts, swaps and structured investments. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific obligation underlying the contract at a specified future time and at a specified price. The Portfolio may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control its exposure to changing foreign currency exchange rates.

If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If the Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The use of options would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available

5

Additional Risk Factors
and Information (Cont'd)

for distribution) may leave the Portfolio in a worse position than if the options had not been used. Other risks inherent in the use of options include, for example, the possible imperfect correlation between the price of option contracts and movements in the prices of the securities included in the indices underlying the options.

A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

The Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve significant risk.

The Portfolio may enter into swap transactions, which are contracts in which the Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are securities that are convertible into, or the value of which is based upon the value of, other fixed income or equity securities or indices upon certain terms and conditions. The amount the Portfolio receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index.

Risks of Derivatives

The primary risks of derivatives are: (i) changes in the market value of securities held by the Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for the Portfolio to sell a derivative, which could result in difficulty closing a position and (iii) certain derivatives can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivatives are subject to counterparty risk. To minimize this risk, the Portfolio may enter into derivatives transactions only with counterparties that meet certain requirements for credit quality and collateral. Also, the Portfolio may invest in certain derivatives that require the Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. At certain levels, this can cause the Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests or meeting other obligations. If the Portfolio is in that position, it could be forced to sell other securities that it wanted to retain.

Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Investment Discretion

In pursuing the Portfolio's investment objectives, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading stategies it uses. For example, the Adviser may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Portfolio's performance.

Bank Investors

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in certain short- and medium-term fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, such defensive investments may adversely affect a Portfolio's performance and the Portfolio may not achieve its investment objectives.

Portfolio Turnover

Consistent with its investment policies, the Portfolio will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. The Portfolio may engage in frequent trading of securities to achieve its investment objectives.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Fund Management

Investment Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser and the indirect parent of Morgan Stanley Distribution, Inc. ("Morgan Stanley Distribution"), the Fund's Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of June 30, 2007, the Adviser, together with its affiliated asset management companies, had approximately $554 billion in assets under management with approximately $ billion in institutional assets.

Advisory Fees

Adviser's Rates of Compensation
(as a percentage of average net assets)

International Growth Active Extension Portfolio	1.15% on first $1 billion 1.05% on next $500 million 0.95% above $1.5 billion

Portfolio Management

International Growth Active Extension Portfolio

The Portfolio's assets are managed within the Adviser's International Growth team. The International Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Hans van den Berg, a Managing Director of the Adviser, and David Sugimoto, an Executive Director of the Adviser.

Mr. van den Berg has been associated with the Adviser in an investment management capacity since July 2005 and began managing the Portfolio at its inception in July 2007. Prior to joining the Adviser, Mr. van den Berg was head of international equities at 1838 Investment Advisors. Mr. Sugimoto has been associated with the Adviser in an investment capacity since July 2005 and began managing the Portfolio at its inception in July 2007. Prior to joining the Adviser, Mr. Sugimoto was an international equity portfolio manager at 1838 Investment Advisors.

Additional Information

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement will be available in the Fund's semiannual report to shareholders for the period ended June 30, 2007.

7

Shareholder Information

Distribution of Portfolio Shares and Shareholder Servicing Arrangements

Morgan Stanley Distribution is the exclusive Distributor of Class A shares and Class B shares of the Portfolio. Morgan Stanley Distribution receives no compensation from the Fund for distributing Class A shares of the Portfolio. The Fund has adopted a Shareholder Services Plan (the "Plan") with respect to the Class B shares of the Portfolio. Under the Plan, the Portfolio pays the Distributor a shareholder services fee at an annual rate of up to 0.25% of the Class B shares' average daily net assets. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class B shares. Shareholder services fees relate solely to the Class B shares of the Portfolio and will reduce the net investment income and total return of the Class B shares.

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Portfolio) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of the Portfolio's shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the net asset value or the price of the Portfolio's shares. For more information, please see the Fund's SAI.

About Net Asset Value

The net asset value ("NAV") per share of a class of shares of the Portfolio is determined by dividing the total of the value of the Portfolio's investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of outstanding shares of that class of the Portfolio. In making this calculation, the Portfolio generally values securities at market price. If market prices are unavailable or may be unreliable because of events occurring after the close of trading, including circumstances under which the Adviser determines that a security's market price is not accurate, fair value prices may be determined in good faith using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. To the extent the Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, the Portfolio's NAV is calculated based upon the NAV of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

Pricing of Portfolio Shares

You may buy or sell (redeem) Class A and Class B shares of the Portfolio at the NAV next determined for the class after receipt of your order. The Fund determines the NAV per share of the Portfolio as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (the "Pricing Time").

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

How To Purchase Shares

You may purchase Class A shares and Class B shares of the Portfolio directly from the Fund, from the Distributor or through certain third parties ("Financial Intermediaries") on each day that the Portfolio is open for business.

Investors purchasing shares through a Financial Intermediary may be charged a transaction-based or other fee by the Financial Intermediary for its services. If you are purchasing Class A or Class B shares through a Financial Intermediary, please consult your Financial Intermediary for purchase instructions.

The minimum initial investment generally is $500,000 for Class A shares and $100,000 for Class B shares of the Portfolio. If the value of your account falls below the minimum initial investment amount for Class A shares or Class B shares as a result of share redemptions, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions. The Adviser may waive the minimum initial or additional investment and involuntary conversion or redemption features for certain investors, including individuals purchasing through a Financial Intermediary.

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Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Initial Purchase by Mail

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by JPMorgan Investor Services Company ("JPMorgan"), the Fund's transfer agent, which you can obtain by calling JPMorgan at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913 together with a check payable to Morgan Stanley Institutional Fund, Inc.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire

You may purchase shares of the Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to JPMorgan Chase Bank, the Portfolio's Custodian. You should forward a completed Account Registration Form to JPMorgan in advance of the wire. See the section above entitled "Pricing of Portfolio Shares." Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

JPMorgan Chase Bank

270 Park Avenue
New York, NY 10017
ABA #021000021
DDA #910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may purchase additional shares for your account at any time by purchasing shares at NAV by any of the methods described above. For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions under "Initial Purchase by Wire."

The Fund currently consists of the following portfolios:

U.S. EQUITY

Disciplined Large Cap Value Active Extension Portfolio

Focus Equity Portfolio

Large Cap Relative Value Portfolio

Small Company Growth Portfolio*

Systematic Active Large Cap Core Portfolio

Systematic Active Small Cap Core Portfolio

Systematic Active Small Cap Growth Portfolio

Systematic Active Small Cap Value Portfolio

Systematic Large Cap Core Active Extension Portfolio

U.S. Large Cap Growth Portfolio

U.S. Real Estate Portfolio**

GLOBAL AND INTERNATIONAL EQUITY

Active International Allocation Portfolio

Emerging Markets Portfolio

Global Franchise Portfolio**

Global Real Estate Portfolio

Global Value Equity Portfolio

International Equity Portfolio

International Growth Active Extension Portfolio

International Growth Equity Portfolio

International Magnum Portfolio

International Real Estate Portfolio**

International Small Cap Portfolio**

FIXED INCOME

Emerging Markets Debt Portfolio

*  Portfolio is closed to new investors

**Portfolio is currently closed to new investors with certain exceptions

9

Shareholder Information (Cont'd)

Other Transaction Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interests of the Fund.

Certain patterns of exchange and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determination in this regard may be made based on the frequency or dollar amount of the previous exchange or purchase or sale transaction. See "Frequent Purchases and Redemptions of Shares."

How To Redeem Shares

You may redeem shares of the Portfolio by mail or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order.

Requests should be addressed to Morgan Stanley Institutional Fund, Inc., c/o Morgan Stanley Institutional Funds, 3435 Stelzer Road, Columbus, OH 43219.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded.

The Fund will ordinarily distribute redemption proceeds in cash within one business day of your redemption request, but it may take up to seven days. However, if you purchased shares by check, the Fund will not distribute redemption proceeds until it has collected your purchase payment, which may take up to eight days.

If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

Shares of the Portfolio redeemed within 30 days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at Financial Intermediaries. Certain Financial Intermediaries may not have the ability to assess a redemption fee. Certain Financial Intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Portfolio's redemption fee or may impose certain trading restrictions to deter market-timing and frequent trading. If you invest in the Portfolio through a Financial Intermediary, please read that Financial Intermediary's materials carefully to learn about any other restrictions or fees that may apply.

Exchange Privilege

You may exchange Portfolio shares for the same class of shares of other available portfolios of the Fund. In addition, you may exchange Class A shares for Institutional Class shares or Class B shares for Adviser

10

Morgan Stanley Institutional Fund, Inc. Prospectus

Shareholder Information

Shareholder Information (Cont'd)

Class shares of available portfolios of Morgan Stanley Institutional Fund Trust. Exchanges are effected based on the respective NAVs of the applicable portfolios (subject to any applicable redemption fee). To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your Financial Intermediary. If you purchased Portfolio shares through a Financial Intermediary, certain portfolios may be unavailable for exchange. Contact your Financial Intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your Financial Intermediary. Otherwise, you should send exchange requests to JPMorgan by mail to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Company, P.O. Box 182913, Columbus, OH 43218-2913. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. Your exchange price will be the price calculated at the next Pricing Time after the Fund receives your exchange order. The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases. An exchange of shares of the Portfolio held for less than 30 days from the date of purchase will be subject to the 2% redemption fee described under the section "How To Redeem Shares." The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Portfolio, which may include, among other things, diluting the value of the Portfolio's shares held by long-term shareholders, interfering with the efficient management of the Portfolio, increasing brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Directors has adopted policies and procedures with respect to such frequent purchases and redemptions.

The Fund's policies with respect to purchases and redemptions of Portfolio shares are described in the "Shareholder Information—How To Purchase Shares," "Shareholder Information—Other Transaction Information," "Shareholder Information—How To Redeem Shares" and "Shareholder Information—Exchange Privilege" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries, as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund has (i) requested assurance that such intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) required all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

With respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Consequently, the Fund must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary's customers and to collect the Portfolio's redemption fee from its customers. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

Dividends and Distributions

The Portfolio's policy is to distribute to shareholders substantially all of its net investment income, if any, in the form of an annual dividend and to distribute to shareholders net realized capital gains, if any, at least annually.

The Fund automatically reinvests all dividends and distributions in additional shares. However, you may elect to receive distributions in cash by giving written notice

11

Shareholder Information (Cont'd)

to the Fund or your Financial Intermediary or by checking the appropriate box in the Distribution Option section on the Account Registration Form.

Taxes

The dividends and distributions you receive from the Portfolio may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. For taxable years beginning before January 1, 2011, dividends paid by the Portfolio that are attributable to "qualified dividends" received by the Portfolio may be taxed at reduced rates to non-corporate shareholders (15% at the maximum), if certain requirements are met by the Portfolio and the shareholders. Dividends paid by the Portfolio not attributable to "qualified dividends" received by the Portfolio, including distributions of short-term capital gains, will be taxed at normal tax rates applicable to ordinary income. Long-term capital gains distributions to individuals are taxed at a reduced rate (15% at the maximum) for taxable years beginning before January 1, 2011, regardless of how long you have held your shares. Unless further Congressional legislative action is taken, reduced rates for dividends and long-term capital gain will cease to be in effect for taxable years beginning after December 31, 2010. The Fund will tell you annually how to treat dividends and distributions.

If you redeem shares of a Portfolio, you may be subject to tax on any gains you earn based on your holding period for the shares and your marginal tax rate. An exchange of shares of the Portfolio for shares of another portfolio is treated for tax purposes as a sale of the original shares in the Portfolio, followed by the purchase of shares in the other portfolio. Conversions of shares between classes will not result in taxation.

Because each investor's tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.

12

Financial Highlights

Morgan Stanley Institutional Fund, Inc. Prospectus

Financial Highlights

No financial information is provided for the Portfolio because it had not commenced operations as of the date of this Prospectus.

13

Morgan Stanley Institutional Fund, Inc. Prospectus

Additional Information

Where to Find
Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information ("SAI"), dated July 18, 2007, which contains additional, more detailed information about the Fund and the Portfolio. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund will publish annual and semiannual reports ("Shareholder Reports") that contain additional information about the Portfolio's investments. In the Fund's annual report, when available, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolio, please call the toll-free number below.

You may obtain the SAI and Shareholder Reports, when available, without charge by contacting the Fund at the toll-free number below or on our internet site at:
www.morganstanley.com/funds. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Information about the Fund, including the SAI, and Shareholder Reports may be obtained from the Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room, call 1-202-551-8090); (2) On line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-05624.

Morgan Stanley Institutional Fund, Inc.
c/o JPMorgan Investor Services Company
P.O. Box 182913
Columbus, OH 43218-2913

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investments Results are available at
www.morganstanley.com/im.

MSIEQUPRO-0506

MORGAN STANLEY INSTITUTIONAL FUND, INC.

International Growth Active Extension Portfolio

P.O. Box 2798
Boston, Massachusetts 02208-2798

STATEMENT OF ADDITIONAL INFORMATION
JULY 18, 2007

Morgan Stanley Institutional Fund, Inc. (the "Fund") is a no load mutual fund consisting of 23 portfolios offering a variety of investment alternatives. This Statement of Additional Information ("SAI") sets forth information about the Fund and the International Growth Active Extension Portfolio (the "Portfolio"). The Portfolio offers Class A and Class B shares.

This SAI is not a prospectus, but should be read in conjunction with the Portfolio's prospectus dated July 18, 2007 (the "Prospectus"), which may be obtained by calling the Fund toll-free at 1-800-548-7786.

INVESTMENT POLICIES AND STRATEGIES

This SAI provides additional information about the investment policies and operations of the Fund and the Portfolio. Morgan Stanley Investment Management Inc. (the "Adviser") acts as investment adviser to the Portfolio.

The following table summarizes the permissible strategies and investments for the Portfolio. This table should be used in conjunction with the investment summaries for the Portfolio contained in the Prospectus in order to provide a more complete description of the Portfolio's investment policies. More details about each investment and related risks are provided in the discussion following the tables.

International Growth Active Extension
Equity Securities:
Common Stocks	✓
Depositary Receipts	✓
Preferred Stocks	✓
Rights	✓
Warrants	✓
IPOs	✓
Convertible Securities	✓
Limited Partnerships	✓
Investment Company Securities	✓
Real Estate Investing	✓
—Foreign Real Estate Companies	✓
—Specialized Ownership Vehicles	✓
Fixed-Income Securities:
Investment Grade Securities	✓
U.S. Government Securities	✓
Agencies	✓
Corporates	✓
Money Market Instruments	✓
Cash Equivalents	✓
Mortgage Related Securities	✓
Repurchase Agreements	✓
Temporary Investments	✓
Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities	✓
Eurodollar and Yankee Dollar Obligations	✓
Foreign Investment:
Foreign Equity Securities	✓
Foreign Government Fixed-Income Securities	✓
Foreign Corporate Fixed-Income Securities	✓
Emerging Market Country Securities	✓
Foreign Currency Transactions	✓
Brady Bonds	✓
Investment Funds	✓
Other Securities and Investment Strategies:
Loans of Portfolio Securities	✓
Non-Publicly Traded Securities, Private Placements and Restricted Securities	✓
When-Issued and Delayed Delivery Securities	✓
Temporary Borrowing	✓
Reverse Repurchase Agreements	✓
Short Sales	✓
Structured Investments	✓
Derivatives:
Forward Foreign Currency Exchange Contracts	✓
Futures Contracts (Futures) and Forward Contracts (Forwards)	✓
Options	✓
Swaps, Caps, Collars and Floors	✓

EQUITY SECURITIES

Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities.

Common Stocks. Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.

Depositary Receipts. Depositary receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "depositary receipts"). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States.

Depositary receipts may be "sponsored" or "unsponsored." Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of the Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be an investment in the underlying securities, except that ADRs and other types of depositary receipts may be deemed to be issued by a U.S. issuer.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer and usually do not carry voting rights. Because preferred stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a fixed-income security and are, therefore, included in both the definition of equity security and fixed-income security.

Rights. Rights represent the right, but not the obligation, for a fixed period of time to purchase additional shares of an issuer's common stock at the time of a new issuance, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. Rights are usually freely transferable. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Warrants. Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

IPOs. The Portfolio may purchase equity securities issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those securities shortly after their acquisition. The Portfolio's purchase of securities issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Convertible Securities. Convertible securities are securities that may be exchanged under certain circumstances for a fixed number of shares of common stock or other equity securities. Convertible securities generally represent a feature of some other type of security, such as a fixed-income security or preferred stock, so that, for example, a convertible fixed-income security would be a fixed-income security that is convertible into common stock. Convertible securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definitions of equity security and fixed-income security. The Portfolio can invest up to 5% of its assets in convertible securities that have been rated below investment grade.

Limited Partnerships. A limited partnership interest entitles the Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds ("ETFs"). The Portfolio may invest in investment company securities as may be permitted by (i) the Investment Company Act of 1940, as amended (the "1940 Act"); (ii) the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the 1940 Act; or (iii) an exemption or other relief applicable to the Portfolio from provisions of the 1940 Act. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. The Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates in connection with any such investments, the Portfolio, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Exchange Traded Funds. The Portfolio may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of Portfolio's investments.

Foreign real estate companies. The Portfolio may invest in foreign real estate companies. Foreign real estate companies pool investors' funds for investment primarily in real estate properties or real-estate related loans. Investing in foreign real estate companies makes the Portfolio susceptible to the risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry, as well as risks that relate specifically to the way foreign real estate companies are organized and operated. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like U.S. real estate investment trusts and mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in foreign real estate companies.

Specialized Ownership Vehicles. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Portfolio may invest include property unit trusts, foreign real estate companies, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Portfolio and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the specialized ownership vehicle.

FIXED-INCOME SECURITIES

Fixed-income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed-income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed-income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed-income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed-income security. Generally, the values of fixed-income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed-income securities generally rise and during periods of rising interest rates, the values of most fixed-income securities generally decline. While fixed-income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed-income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity and call (prepayment) features. Duration measures the likely percentage change in a fixed-income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed-income security. In almost all cases, the duration of a fixed-income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed-income securities as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed-income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed-income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed-income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed-income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, the Portfolio may be forced to reinvest in lower yielding fixed-income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of the Portfolio's assets to fall due to the widening of spreads. Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or

"spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed-income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Investment Grade Securities. Investment grade securities are fixed-income securities rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings ("Fitch"), or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")) or determined to be of equivalent quality by the Adviser. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed-income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed-income security. Moreover, market risk also will affect the prices of even the highest rated fixed-income securities so that their prices may rise or fall even if the issuer's capacity to repay its obligations remains unchanged.

U.S. Government Securities. U.S. government securities refers to a variety of fixed-income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association ("Ginnie Mae") and the Federal Housing Administration ("FHA"). The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Adjustable Rate Government Securities. Adjustable rate government securities are variable rate securities where the variable rate of interest is readjusted no less frequently than every 397 days and deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Agencies. Agencies refer to fixed-income securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is backed by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as Ginnie Mae, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, FHA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority ("TVA"). An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Corporates. Corporates are fixed-income securities issued by private businesses. Holders, as creditors, have a prior legal claim over holders of equity securities of the issuer as to both income and assets for the principal and interest due the holder.

Money Market Instruments. Money market instruments are high quality short-term fixed-income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Cash Equivalents. Cash equivalents are short-term fixed-income securities comprising:

(1)  Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Portfolio may invest in obligations of U.S. banks, and in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase;

(2)  The Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations ("NRSROs") in one of their two highest categories (e.g., A-l or A-2 by S&P or Prime 1 or Prime 2 by Moody's) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO (e.g., A or better by Moody's, S&P or Fitch);

(3)  Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody's, S&P or Fitch);

(4)  U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5)  Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Banks, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

(6)  Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed-income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or S&P.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Mortgage Related Securities. Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. The Portfolio may invest in securities issued or guaranteed by Ginnie Mae, FHLMC or Fannie Mae, private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, the Portfolio will purchase only MBSs that at the time of purchase are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. FHLMC securities are supported by the FHLMC's right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, FHLMC now issues MBSs (FHLMC Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (To Be Announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis. See also "Leverage Risk."

Like fixed-income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by the Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. The Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolio will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody's, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the U.S. Government.

Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage-backed securities (discussed above) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment

Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities ("SMBSs") are multi-class mortgage securities issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. In some cases, one class will receive all of the interest ("interest-only" or "IO class"), while the other class will receive all of the principal ("principal-only" or "PO class"). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases. The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and significant changes in the rate of principal repayments will have a corresponding effect on the SMBSs' yield to maturity.

Credit Enhancement. Mortgage related securities are often backed by a pool of assets representing the obligations of a number of parties. To lessen the effect of failure by obligors on underlying assets to make payments, these securities may have various types of credit support. Credit support falls into two primary categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage related securities for which third party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could decline in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest thereon, with defaults on the underlying assets being borne first by the holders of the most subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each security is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Repurchase Agreements. Repurchase agreements are transactions in which the Portfolio purchases a security or basket of securities and simultaneously commits to resell that security or basket to the seller (a bank, broker or dealer) at a mutually agreed upon date and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements may be viewed as a fully collateralized loan of money by the Portfolio to the seller at a mutually agreed upon rate and price. The term of these agreements is usually from overnight to one week, and never exceeds one year. Repurchase agreements with a term of over seven days are considered illiquid.

In these transactions, the Portfolio receives as collateral securities that have a market value at least equal to the purchase price (including accrued interest) of the repurchase agreement, and this value is maintained during the term of the agreement. These securities are held by the Fund's custodian or an approved third party for the benefit of the Portfolio until repurchased. Repurchase agreements permit the Portfolio to remain fully invested while retaining overnight flexibility to pursue investments of a longer-term nature. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the collateral may be delayed or limited.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolio follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium, which is determined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. In addition, the Portfolio may invest in repurchase agreements backed by non-governmental collateral; the Portfolio may invest in repurchase agreements that are backed by money market instruments or high grade corporate bonds entered into only on an overnight basis and only with approved broker-dealers. Such repurchase agreements may be subject to the automatic stay provision of the Bankruptcy Code, and may result in the inability of the Portfolio to immediately liquidate the collateral in the event of default or bankruptcy by the seller.

Pursuant to an order issued by the SEC, the Portfolio may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis with other investment companies advised by the Adviser. By entering into repurchase agreements on a joint basis, the Portfolio expects to incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. The Portfolio's participation in the income from jointly purchased repurchase agreements will be based on the Portfolio's percentage share in the total repurchase agreement. See also "Leverage Risk."

Temporary Investments. When the Adviser believes that changes in economic, financial or political conditions make it advisable, the Portfolio may invest up to 100% of its assets in cash and certain short- and medium-term fixed-income securities for temporary defensive purposes. These temporary investments may consist of obligations of the U.S. or foreign governments, their agencies or instrumentalities; money market instruments; and instruments issued by international development agencies.

Zero Coupons, Pay-In-Kind Securities or Deferred Payment Securities. Zero coupon, pay-in-kind and deferred payment securities are all types of fixed-income securities on which the holder does not receive periodic cash payments of interest or principal. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals. Although the Portfolio will not receive cash periodic coupon payments on these securities, the Portfolio may be deemed to have received interest income, or "phantom income" during the life of the obligation. The Portfolio may have to pay taxes on this phantom income, although it has not received any cash payment.

Zero Coupons. Zero coupons are fixed-income securities that do not make regular interest payments. Instead, zero coupons are sold at a discount from their face value. The difference between a zero coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Portfolio intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero coupons may offer investors the opportunity to earn a higher yield than that available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor. Zero coupon treasury bonds are sold under a variety of different names, including Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRS"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities.

Deferred Payment Securities. Deferred payment securities are securities that remain zero coupons until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Eurodollar and Yankee Dollar Obligations. The Portfolio may invest in Eurodollar and Yankee dollar obligations, which are fixed-income securities. Eurodollar and Yankee dollar obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Eurodollar obligations may include bonds issued and denominated in euros (the new currency implemented on January 1, 1999 by the countries participating in the EMU). Eurodollar obligations may be issued by government and corporate issuers in Europe. Yankee bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar bank obligations, which include time deposits and certificates of deposit, are U.S. dollar-denominated obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. The Portfolio may consider Yankee dollar obligations to be domestic securities for purposes of their investment policies.

Eurodollar and Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. However, Eurodollar (and to a limited extent, Yankee dollar) obligations are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

FOREIGN INVESTMENT

Investing in foreign securities involves certain special considerations which are not typically associated with investing in the equity securities or fixed-income securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments may levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolio may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

Foreign Equity Securities. Foreign equity securities are equity securities of a non-U.S. issuer.

Foreign Government Fixed-Income Securities. Foreign government fixed-income securities are fixed-income securities issued by a government other than the U.S. government or government-related issuer in a country other than the United States.

Foreign Corporate Fixed-Income Securities. Foreign corporate fixed-income securities are fixed-income securities issued by a private issuer in a country other than the United States.

Emerging Market Country Securities. An emerging market country security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investing in emerging markets may also expose the Portfolio to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Foreign Currency Transactions. The U.S. dollar value of the assets of the Portfolio, to the extent they invest in securities denominated in foreign currencies, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolio also may manage its foreign currency transactions by entering into forward foreign currency exchange contracts to purchase or sell foreign currencies or by using other instruments and techniques described under "Derivatives" below.

Under normal circumstances, consideration of the prospect for changes in the values of currency will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to use such derivative products when it determines that it is in the best interests of the Portfolio. It may not be practicable to hedge foreign currency risk in all markets, particularly emerging markets.

Foreign currency warrants. The Portfolio may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the U.S., in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some foreign currency risk).

Brady Bonds. Brady Bonds are fixed-income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued fairly recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Portfolio will invest in Brady Bonds only if they are consistent with the Portfolio's quality specifications. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Investment Funds. Some emerging market countries have laws and regulations that currently preclude direct investment or make it undesirable to invest directly in the securities of their companies. However, indirect investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds that have been specifically authorized. The Portfolio may invest in these Investment Funds subject to the provisions of the 1940 Act, as applicable, and other applicable laws.

OTHER SECURITIES AND INVESTMENT STRATEGIES

Loans of Portfolio Securities. The Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio employ an agent to implement the securities lending program and the agent receives a fee from the Portfolio for its services. The Portfolio will not lend more than 33 1/3% of the value of its total assets.

The Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The Portfolio loaning securities also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Non-Publicly Traded Securities, Private Placements and Restricted Securities. The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Portfolio may be required to bear the expenses of registration.

As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") ("Rule 144A Securities"), and may be deemed to be liquid under guidelines adopted by the Fund's Board of Directors. The Portfolio may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

The Portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolio cannot freely trade the securities. Generally such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. See "Leverage Risks" below for a description of leverage risk.

Temporary Borrowing. The Portfolio is permitted to borrow from banks in an amount up to 10% of its total assets for extraordinary or emergency purposes. For example, the Portfolio may borrow for temporary defensive purposes or to meet shareholder redemptions when the Adviser believes that it would not be in the best interests of the Portfolio to liquidate portfolio holdings. The Portfolio will not purchase additional securities while temporary borrowings exceed 5% of its total assets.

The Board of Directors of the Fund has approved procedures whereby the Portfolio together with other investment companies advised by the Adviser or its affiliates may enter into a joint line of credit arrangement with a bank. The Portfolio would be liable only for its own temporary borrowings under the joint line of credit arrangements.

Leverage Risk. Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolio will earmark liquid assets or establish a segregated account or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Reverse Repurchase Agreements. Under a reverse repurchase agreement, the Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will earmark cash or liquid assets or establish a segregated account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. The Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the reverse repurchase agreement.

Short Sales. A short sale is a transaction in which the Portfolio sells securities that it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the current market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. The Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short. Short sales by the Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of the borrowed security will decline, the Portfolio will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Structured Investments. The Portfolio may invest in structured investments. Structured investments are securities that are convertible into, or the value of which is based upon the value of, other fixed-income or equity securities or indices upon certain terms and conditions. The amount the Portfolio receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index. Particular structured investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price and volatility. It is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured investments) will be influenced by the same types of political and economic events that affect particular issuers of fixed-income and equity securities and capital markets generally. Structured investments also may trade differently from their underlying securities. Structured investments generally trade on the secondary market, which is fairly developed and liquid. However, the market for such securities may be shallow compared to the market for the underlying securities or the underlying index. Accordingly, periods of high market volatility may affect the liquidity of structured investments, making high volume trades possible only with discounting.

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. The following sections describe four of the more common types of structured investments that the Portfolio may invest in. The Portfolio may invest in other structured investments, including those that may be developed in the future, to the extent that the structured investments are otherwise consistent with the Portfolio's investment objectives and policies.

PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Portfolio may be compensated with a substantially higher dividend yield than that on the underlying common stock. Investors that seek current income find PERCS attractive because PERCS provide a high dividend income than that paid with respect to a company's common stock.

ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Portfolio may be compensated with the higher yield, contingent on how well the underlying common stock does. Investors that seek current income, find ELKS attractive because ELKS provide a higher dividend income than that paid with respect to a company's common stock. The return on ELKS depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of ELKS may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using ELKS over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using ELKS is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

LYONs. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Portfolio will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Portfolio will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors when it appears that they will increase in value due to the rise in value of the underlying common stock.

Structured Notes. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), referenced bonds and stock indices, such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and the use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid. The Portfolio will use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

DERIVATIVES

The Portfolio is permitted to utilize various exchange-traded and over-the-counter derivative instruments and derivative securities, both for hedging and non-hedging purposes. Permitted derivative products include, but are not limited to futures contracts ("futures"); forward contracts ("forwards"); options; swaps, caps, collars and floors; structured notes; and other derivative products yet to be developed, so long as these new products are used in a manner consistent with the objectives of the Portfolio. These derivative products may be based on a wide variety of underlying rates, indices, instruments, securities and other products, such as interest rates, foreign currencies, foreign and domestic fixed-income and equity securities, groups or "baskets" of securities and securities indices (for each derivative product, the "underlying"). The Portfolio will limit its use of forward foreign currency exchange contracts and other derivative products for non-hedging purposes to 33 1/3% of its total assets, measured by the aggregate notional amount of outstanding derivative products.

The term hedging, generally, means that the Portfolio is using a derivative product as a way to reduce or limit risk. For example, the Portfolio may hedge in order to limit the effects of a change in the value of a particular foreign currency versus the U.S. dollar or the Portfolio could use a portion of its cash to buy securities futures in order to hedge the risk of not being fully invested. The Portfolio also may use certain complex hedging techniques. For example, the Portfolio may use a type of hedge known as a cross hedge or a proxy hedge, where the Portfolio hedges the risk associated with one underlying by purchasing or selling a derivative product with an underlying that is different. There is no limit on the use of forward foreign currency exchange contracts or other derivative products for hedging purposes.

The Portfolio may use derivative products under a number of different circumstances to further their investment objectives. For example, the Portfolio may purchase derivatives to gain exposure to a market or currency quickly in response to changes in the Portfolio's investment strategy, upon the inflow of investable cash or when the derivative provides greater liquidity than the underlying market. The Portfolio may also use derivatives when it is restricted from directly owning the "underlying" or when derivatives provide a pricing advantage or lower transaction costs. The Portfolio also may purchase combinations of derivatives in order to gain exposure to an investment in lieu of actually purchasing such investment. Derivatives may also be used by Portfolio for hedging or risk management purposes and in other circumstances when the Adviser believes it advantageous to do so consistent with the Portfolio's investment objectives and policies. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such derivative transactions.

The use of derivative products is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio will be less favorable than it would have been if these investment techniques had not been used.

Some of the derivative products in which the Portfolio may invest and some of the risks related thereto are described in further detail below.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts are derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

The Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have portfolio exposure. The Portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. The Portfolio's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

The Portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing foreign equity or bond, the Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date.

By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S. dollar-denominated security.

Forward foreign currency exchange contracts are not traded on contract markets regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC"). They are traded through financial institutions acting as market-makers. If the Portfolio trades forward foreign currency exchange contracts, it could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with them.

Forward foreign currency exchange contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with the Portfolio's obligation under the forward foreign currency exchange contract. On the date of maturity, the Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When the Portfolio enters into a forward foreign currency exchange contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward foreign currency exchange contract. See also "Leverage Risk."

The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. The Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Futures Contracts (Futures) and Forward Contracts (Forwards). The Portfolio may purchase and sell futures contracts, including futures on securities indices, baskets of securities, foreign currencies and interest rates of the type generally known as financial futures. These are standardized contracts that are bought and sold on organized exchanges. A futures contract obligates a party to buy or sell a specific amount of the "underlying," such as a particular foreign currency, on a specified future date at a specified price or to settle the value in cash.

The Portfolio may also purchase and sell forward contracts, such as forward rate agreements and other financial forward contracts. The Portfolio may also use forward foreign currency exchange contracts, which are separately discussed above under "Forward Foreign Currency Exchange Contracts." These forward contracts are privately negotiated and are bought and sold in the over-the-counter market. Like a future, a forward contract obligates a party to buy or sell a specific amount of the underlying on a specified future date at a specified price. The terms of the forward contract are customized. Forward contracts, like other over-the-counter contracts that are negotiated directly with an individual counterparty, subject the Portfolio to the risk of counterparty default. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

In some cases, the Portfolio may be able to use either futures contracts, forward contracts or exchange-traded or over-the-counter options to accomplish similar purposes. In all cases, the Portfolio will use these products only as permitted by applicable laws and regulations. Some of the ways in which the Portfolio may use futures contracts, forward contracts and related options follow.

The Portfolio may sell securities index futures contracts and/or options thereon in anticipation of or during a market decline to attempt to offset the decrease in market value of investments in its portfolio, or may purchase securities index futures or options in order to gain market exposure. There currently are limited securities index futures and options on such futures in many countries, particularly emerging markets. The nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, may depend on the development of such markets. The Portfolio may also purchase and sell foreign currency futures to lock in rates or to adjust their exposure to a particular currency.

The Portfolio may engage in transactions in interest rate futures and related products. The value of these contracts rises and falls inversely with changes in interest rates. The Portfolio may engage in such transactions to hedge their holdings of debt instruments against future changes in interest rates or for other purposes. The Portfolio may also use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates.

Gains and losses on futures contracts, forward contracts and related options depend on the Adviser's ability to predict correctly the direction of movement of securities prices, interest rates and other economic factors. Other risks associated with the use of these instruments include (i) imperfect correlation between the changes in market value of investments held by the Portfolio and the prices of derivative products relating to investments purchased or sold by the Portfolio, and (ii) possible lack of a liquid secondary market for a derivative product and the resulting inability to close out a position. The Portfolio will seek to minimize the risk by only entering into transactions for which there appears to be a liquid exchange or secondary market. In some strategies, the risk of loss in trading on futures and related transactions can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in pricing. Except under circumstances where a segregated account is not required under the 1940 Act or the rules adopted thereunder, the Portfolio will earmark cash or liquid assets or place them in a segregated account in an amount necessary to cover the Portfolio's obligations under such contracts. See also "Leverage Risk."

Limitations on Futures Contracts. The CFTC recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Portfolio may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Portfolio's Prospectus or this SAI. There is no overall limitation on the percentage of the Portfolio's net assets which may be subject to a hedging position.

Options. The Portfolio may seek to increase its returns or may hedge its portfolio investments through options transactions with respect to individual securities, indices or baskets in which the Portfolio may invest; other financial instruments; and foreign currency. Various options may be purchased and sold on exchanges or over-the-counter markets.

The Portfolio may purchase put and call options. Purchasing a put option gives the Portfolio the right, but not the obligation, to sell the underlying (such as a securities index or a particular foreign currency) at the exercise price either on a specific date or during a specified exercise period. The purchaser pays a premium to the seller (also known as the writer) of the option.

The Portfolio also may write put and call options on investments held in its portfolio, as well as foreign currency options. The Portfolio, when it writes an option, receives a premium that increases the Portfolio's return on the underlying in the event the option expires unexercised or is closed out at a profit. However, by writing a call option, the Portfolio will limit its opportunity to profit from an increase in the market value of the underlying above the exercise price of the option. By writing a put option, the Portfolio will be exposed to the amount by which the price of the underlying is less than the strike price.

By writing an option, the Portfolio incurs an obligation either to buy (in the case of a put option) or sell (in the case of a call option) the underlying from the purchaser of the option at the option's exercise price, upon exercise by the purchaser. Pursuant to guidelines established by the Board of Directors, the Portfolio may only write options that are "covered." A covered call option means that until the expiration of the option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will continue to own (i) the underlying; (ii) securities or instruments convertible or exchangeable without the payment of any consideration into the underlying; or (iii) a call option on the same underlying with a strike price no higher than the price at which the underlying was sold pursuant to a short option position. In the case of a put option, the Portfolio will either earmark or segregate sufficient liquid assets to cover its obligations under the option or will own another put option on the same underlying with an equal or higher strike price.

There currently are limited options markets in many countries, particularly emerging market countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of these options markets. The primary risks associated with the Portfolio's use of options as described include (i) imperfect correlation between the change in market value of investments held, purchased or sold by the Portfolio and the prices of options relating to such investments, and (ii) possible lack of a liquid secondary market for an option.

Swaps, Caps, Collars and Floors. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Portfolio, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the products may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. The Portfolio may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Caps, collars and floors are privately-negotiated option-based derivative products. The Portfolio may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such as the Portfolio, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor in not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

Swaps, caps, collars and floors are credit-intensive products. The Portfolio bears the risk of default when it enters into a swap transaction, i.e., nonpayment by the other party. The guidelines under which the Portfolio enters derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Under guidelines established by the Board of Directors, the Portfolio may enter into swaps only with parties that meet certain credit rating guidelines. Consistent with current market practices, the Portfolio will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, the Portfolio's obligations under an agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

Interest rate and total rate of return (fixed-income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, the Portfolio's risk of loss will consist of the payments that the Portfolio is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, the Portfolio may have contractual remedies under the agreements related to the transaction.

INVESTMENT LIMITATIONS

Fundamental Limitations

The Portfolio has adopted the following restrictions, which are fundamental policies and may not be changed without the approval of the lesser of: (i) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio. The Portfolio will not:

  (1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (2)  purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

  (3)  make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

  (4)  invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (5)  borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (6)  issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

  (7)  underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

  (8)  acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Non-Fundamental Limitations

In addition, The Portfolio has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval. The Portfolio will not:

  (1)  purchase on margin or sell short, except that the Portfolio may enter into option transactions and futures contracts as described in its Prospectus; and (iii) as specified above in fundamental investment limitation number (1) above;

  (2)  make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitations as described in the respective Prospectuses) that are publicly distributed; and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

  (3)  borrow money, except from banks for extraordinary or emergency purposes, and then only in amounts up to 10% of the value of the Portfolio's total assets (including, in each case, the amount borrowed less liabilities (other than borrowings), or purchase securities while borrowings exceed 5% of its total assets; and

  (4)  invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

The Portfolio will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Portfolio's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Prior to the close of each quarter (or within 30 days thereafter), the Portfolio's holdings may be less diversified and are not required to satisfy any diversification test.

The percentage limitations contained in these restrictions apply at the time of purchase of securities. A later change in percentage resulting from changes in the value of the Portfolio's assets or in total or net assets of the Portfolio will not be considered a violation of the restriction and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Directors and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. The Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information on a monthly basis, with a minimum 15 calendar day lag; and

•  top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser, or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (the "PHRC") or the Fund's Board of Directors. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Directors, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Adviser, the Fund and/or the Portfolio currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers
Institutional Shareholder Services (ISS) (proxy voting agent)(*)	Complete portfolio holdings	Twice a month	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
JP Morgan Investor Services Co. (*)	Complete portfolio holdings	As needed	(2)
JP Morgan Chase Bank (*)	Complete portfolio holdings	As needed	(2)
JP Morgan Investor Services Company(*)	Complete portfolio holdings	As needed	(2)
Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Citigroup(*)	Complete portfolio holdings	Monthly basis(5)	At least one day after month end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
CTC Consulting, Inc.(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Russell Investment Group/ Russell/Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Portfolio Analytics Providers
Fact Set(*)	Complete portfolio holdings	Daily	One day
Investor
Gavi Alliance(**) Top ten and complete Monthly and	At least 15 days after month porfolio holdings	quarterly basis	end and quarter end, respectively

  (*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

  (**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

  (1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

  (2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

  (3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

  (4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

  (5)  This information will also be provided upon request from time to time.

  (6)  Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Directors (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Directors (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser shall report quarterly to the Board of Directors (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

In no instance may the Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

  (a)  The PHRC, which will consist of executive officers of the Fund and the Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

  (b)  The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

  (c)  The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the

Adviser; Morgan Stanley Distribution, Inc., as distributor of the Fund (the "Distributor"); or any affiliated person of the Fund, the Adviser, or the Distributor, on the other.

  (d)  Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Funds Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

  (e)  The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least 6 years. The PHRC, or its designee(s), will report their decisions to the Board of Directors at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

PURCHASE OF SHARES

You may purchase shares of the Portfolio on any day the New York Stock Exchange ("NYSE") is open. The Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

Shares of the Portfolio may be purchased at the net asset value per share next determined after receipt by the Fund or its designee of a purchase order as described under "Methods of Purchase" and "Investment through Financial Intermediaries." Shares may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Portfolio shares of equal value. The net asset value per share of the Portfolio is calculated on days that the NYSE is open for business. Net asset value per share is determined as of the close of trading of the NYSE (normally 4:00 p.m. Eastern Time) (the "Pricing Time").

Minimum Investment

The minimum initial investment is $500,000 for Class A shares and $100,000 for Class B shares. These minimums may be waived at the Adviser's discretion for: certain types of investors, including trust departments, brokers, dealers, agents, financial planners, financial services firms, investment advisers or various retirement and deferred compensation plans ("Financial Intermediaries"); certain accounts managed by the Adviser and its affiliates ("Managed Accounts"); and certain employees and customers of Morgan Stanley Distribution, Inc. and its affiliates. The Fund's determination of an investor's eligibility to purchase shares of a given class will take precedence over the investor's selection of a class.

Methods of Purchase

You may purchase shares directly from the Fund by Federal Funds wire, by bank wire or by check; however, on days that the NYSE is open but the custodian bank is closed, you may only purchase shares by check. Investors may also invest in the Portfolio by purchasing shares through Financial Intermediaries that have made arrangements with the Fund. Some Financial Intermediaries may charge an additional service or transaction fee (see also "Investment through Financial Intermediaries"). If a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund or its agents for any loss. In addition, you may be prohibited or restricted from making future investments in the Fund.

Federal Funds Wire. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account. Federal Funds purchase orders will be accepted only on a day on which the Fund and JPMorgan Chase Bank ("JPMorgan Chase") are open for business. Your bank may charge a service fee for wiring Federal Funds. In order to ensure proper handling of your purchase by Federal Funds wire, please follow these steps.

  1.  Complete and sign an Account Registration Form and mail it to the address shown thereon.

  2.  Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account as follows:

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

ABA# 021000021
DDA# 910-2-733293
Attn: Morgan Stanley Institutional Fund, Inc.
Subscription Account
Ref: (Portfolio name, your account number, your account name, your confirmation number)

When a purchase order is received prior to the Pricing Time and Federal Funds are received prior to the regular close of the Federal Funds Wire Control Center ("FFWCC") (normally 6:00 p.m. Eastern Time) the purchase will be executed at the net asset value computed on the date of receipt. Purchases for which an order is received after the Pricing Time or for which Federal Funds are received after the regular close of the FFWCC will be executed at the net asset value next determined. Certain institutional investors and financial institutions have entered into agreements with the Fund pursuant to which they may place orders prior to the Pricing Time, but make payment in Federal Funds for those shares the following business day.

Bank Wire. A purchase of shares by bank wire must follow the same procedure as for a Federal Funds wire, described above. However, depending on the time the bank wire is sent and the bank handling the wire, money transferred by bank wire may or may not be converted into Federal Funds prior to the close of the FFWCC. Prior to conversion to Federal Funds and receipt by the Fund, an investor's money will not be invested.

Check. An account may be opened by completing and signing an Account Registration Form and mailing it, together with a check payable to "Morgan Stanley Institutional Fund, Inc. — International Growth Active Extension Portfolio" to:

Morgan Stanley Institutional Fund, Inc.
c/o JPMorgan Investor Services Co.
P.O. Box 182913
Columbus, OH 43218-2913

A purchase of shares by check ordinarily will be credited to your account at the net asset value per share of each of the Portfolio determined on the day of receipt.

Investment Through Financial Intermediaries. Certain Financial Intermediaries have made arrangements with the Fund so that an investor may purchase or redeem shares at the net asset value per share next determined after the Financial Intermediary receives the share order. In other instances, the Fund has also authorized such Financial Intermediaries to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf at the share price next determined after such designees receive the share order. Under these arrangements, the Fund will be deemed to have received a purchase or redemption order when the Financial Intermediary or, if applicable, a Financial Intermediary's authorized designee, receives the share order from an investor.

Additional Investments. You may purchase additional shares for your account at any time by purchasing shares at net asset value by any of the methods described above. For additional purchases directly from the Fund, your account name, the Portfolio name and the class selected must be specified in the letter to assure proper crediting to your account. In addition, you may purchase additional shares by wire by following instructions 1 and 2 under "Federal Funds Wire" above.

Conversion From Class A to Class B Shares. If the value of an account containing Class A shares of the Portfolio falls below $500,000, but remains at or above $100,000, because of shareholder redemption(s), and if the account value remains below $500,000, but remains at or above $100,000, the Class A shares in such account may, at the Adviser's discretion, convert to Class B shares and will be subject to the shareholder service fee and other features applicable to Class B shares. Conversion to Class B may result in holding a share class with higher fees. The Fund will not convert Class A shares to Class B shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Conversion From Class B to Class A Shares. If the value of an account containing Class B shares of the Portfolio increases to $500,000 or more, whether due to shareholder purchases or market activity, the Class B shares will convert to Class A shares. Conversions of Class B shares to Class A shares are processed on the last business day of each month. Class B shares purchased through certain Financial Intermediaries that have entered into arrangements with the Fund for the purchase of such shares may not be converted regardless of the size of the account. Under current tax law, such conversion is not a taxable event to the shareholder. Class A shares converted from Class B shares are subject to the same minimum account size requirements as are applicable to accounts containing Class A shares described above.

Involuntary Redemption of Shares. If the value of an account falls below $100,000, because of shareholder redemption(s), and if the account value remains below $100,000, the shares in such account will be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

REDEMPTION OF SHARES

The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order. However, payments to investors redeeming shares which were purchased by check will not be made until payment for the purchase has been collected, which may take up to eight days after the date of purchase. The Fund may suspend the right of redemption or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Portfolio to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

Class A shares of the Portfolio and Class B shares of the Portfolio may be redeemed at any time at the net asset value per share next determined after receipt by the Fund or its designee of a redemption order as described under "Methods of Redemption" and "Investment through Financial Intermediaries," which may be more or less than the purchase price of your shares. Shares of the Portfolio redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect the Portfolio and its remaining shareholders from the effects of short-term trading. The redemption fee is calculated based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first. See each Prospectus for additional information about redeeming shares of a Portfolio.

Methods of Redemption

You may redeem shares directly from the Fund or through the Distributor by mail or by telephone. However, shares purchased through a Financial Intermediary must be redeemed through a Financial Intermediary. Certain Financial Intermediaries may charge an additional service or transaction fee.

By Mail. The Portfolio will redeem shares upon receipt of a redemption request in "good order." Redemption requests may be sent by regular mail to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Co., P.O. Box 182913, Columbus, Ohio 43218-2913 or, by overnight courier, to Morgan Stanley Institutional Fund, Inc., c/o JPMorgan Investor Services Co., 3435 Stelzer Road, Columbus, Ohio 43219.

"Good order" means that the request to redeem shares must include the following:

  1.  A letter of instruction, if required, or a stock assignment specifying the class and number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  2.  Share certificates, if issued;

  3.  Any required signature guarantees; and

  4.  Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

Redemption requests received in "good order" prior to the Pricing Time will be executed at the net asset value computed on the date of receipt. Redemption requests received after the Pricing Time will be executed at the next determined net asset value. Shareholders who are uncertain of requirements for redemption by mail should consult with a Fund representative.

By Telephone. If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can redeem Portfolio shares by calling the Fund and requesting that the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details. To change the commercial bank or account designated to receive redemption proceeds, send a written request to the Fund at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. The telephone redemption option may be difficult to implement at times, particularly during volatile market conditions. If you experience difficulty in making a telephone redemption, you may redeem shares by mail as described above.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each telephone transaction. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions regarding transactions requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine.

Redemption Through Financial Intermediaries. Certain Financial Intermediaries have made arrangements with the Fund to accept redemption requests. These redemptions may be processed in the same way as purchases made through Financial Intermediaries, as described above.

Further Redemption Information

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable portfolio securities in accordance with applicable SEC rules. Shareholders may incur brokerage charges on the sale of securities received from a distribution-in-kind.

The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to commit to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in portfolio securities or in cash, as the Board of Directors may deem advisable as being in the best interests of the Fund. If redemptions are paid in portfolio securities, such securities will be valued as set forth under "Valuation of Shares." Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (i) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (ii) share transfer requests. An "eligible guarantor institution" may include a bank, a trust company, a credit union or savings and loan association, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. The signature guarantees must appear either: (i) on the written request for redemption; (ii) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (iii) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

ACCOUNT POLICIES AND FEATURES

Transfer of Shares

Shareholders may transfer Portfolio shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. It may not be possible to transfer shares purchased through a Financial Intermediary. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made. Transferring shares may affect the eligibility of an account for a given class of the Portfolio's shares and may result in involuntary conversion or redemption of such shares. Under certain circumstances, the person who receives the transfer may be required to complete a new Account Registration Form.

Valuation of Shares

The net asset value per share of a class of shares of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less all liabilities attributable to such class, by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of the Portfolio. Net asset value per share of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Portfolio securities are generally valued at their market value.

In the calculation of the Portfolio's net asset value: (1) an equity portfolio security listed or traded on the NYSE or American Stock Exchange, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the NASDAQ Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser or Sub-Advisers that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Board.

Certain of the Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

Although the legal rights of Class A and Class B shares will be identical, the different expenses borne by each class will result in different net asset values and dividends for the class. Dividends will differ by approximately the amount of the shareholder service fee expense accrual differential between the classes. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the shareholder service fee charged to Class B shares.

MANAGEMENT OF THE FUND

Officers and Directors

The Board of the Fund consists of 10 Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the "Institutional Funds") and Morgan Stanley Investment Advisors Inc. ("MSIA") (the "Retail Funds"). Nine Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Directors are the "non-interested" or "Independent Directors" of the Fund. The other Director (the "Interested Director") is affiliated with the Adviser.

Independent Directors

The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2006) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisors Inc.).

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Frank L. Bowman (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Valuation, Insurance and Compliance Committee (since February 2007); formerly variously Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	173	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly Senior Managing Director of Victory Capital Management (1993-2006).	171	None.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
Dr. Manuel H. Johnson (58) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.

Michael F. Klein (48) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	171	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemical).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006) and Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director	Other Directorships Held by Independent Director
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	171	Director of GMAC (financial services), and Temple-Inland Industries (packaging, banking and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

  *  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

The Director who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Director (as of December 31, 2006) and the other directorships, if any, held by the Interested Director, are shown below.

Interested Director

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director	Other Directorships Held by Interested Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  **  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

EXECUTIVE OFFICERS:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AOD	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (43) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Director of Compliance for Morgan Stanley Investment Management (since April 2007); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (40) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Executive Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
James Garrett (38) 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

Michael Leary (41) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Assistant Treasurer	Since March 2003	Director and Vice President of Fund Administration, JPMorgan Investors Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young, LLP.

  ***  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, MSIA or Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2006 is set forth in the table below.

Name of Director	Dollar Range of Equity Securities in the Fund (As of December 31, 2006)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies (As of December 31, 2006)
Independent:
Frank L. Bowman(1)	$10,001-$50,000	$50,001-$100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	over $100,000	over $100,000
Michael F. Klein	$10,001-$50,000	over $100,000
Michael E. Nugent	$50,001-$100,000	over $100,000
W. Allen Reed	None	$10,001-$50,000
Fergus Reid(1)	over $100,000	over $100,000
Interested:
James F. Higgins	None	over $100,000

  1  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of July 1, 2007, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Portfolio.

Independent Directors and the Committees

Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Institutional Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia. These are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds' Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Valuation, Insurance and Compliance Committee and (4) Investment Committee. Three of the Independent Directors serve as members of the Audit Committee, three Independent Directors serve as members of the Governance Committee, four Directors, including three Independent Directors, serve as members of the Valuation, Insurance and Compliance Committee and all of the Directors serve as members of the Investment Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, shareholder service plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that may arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy.

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public account firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During its fiscal year ended December 31, 2006, the Audit Committee held six meetings.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Directors being "Independent Directors" or individually, "Independent Director"). Each Independent Director is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Governance Committee is Fergus Reid. During its fiscal year ended December 31, 2006, the Governance Committee held two meetings.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund for which the Independent Director serves. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the

Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Directors as described below under the caption "Shareholder Communications."

The Board formed a Valuation, Insurance and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Valuation, Insurance and Compliance Committee currently consists of Frank L. Bowman, Michael Bozic, Manuel H. Johnson and James F. Higgins. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. The Chairperson of the Valuation, Insurance and Compliance Committee is Michael Bozic. The Valuation, Insurance and Compliance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman. The Valuation, Insurance and Compliance Committee and the Insurance Sub-Committee were formed in October 2006 and February 2007, respectively. During the Fund's fiscal year ended December 31, 2006, the Valuation, Insurance and Compliance Committee did not hold any meetings.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee has three Sub-Committees focusing on the Fund's primary areas of investment, namely equities, fixed-income and alternatives, as detailed below. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, Fergus Reid and W. Allen Reed. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds, primary area of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

  (1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

  (2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

  (3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

The Investment Committee and the Sub-Committees of the Investment Committee were formed in October 2006. During its fiscal year ended December 31, 2006, the Investment Committee and each Sub-Committee did not hold any meetings.

There were eight meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2006.

Advantages of Having the Same Individuals as Independent Directors for the Retail Funds and Institutional Funds

The Independent Directors and the Fund's management believe that having the same Independent Director for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on the boards of the Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each, the services of Independent Directors of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

Shareholder Communications

Shareholders may send communications to the Board of Directors. Shareholders should send communications intended for the Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation of Directors and Officers

Each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $180,000 for serving the Retail Funds and the Institutional Funds.

Prior to October 1, 2006, the Chairperson of the Audit Committee received an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee received an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Charles A. Fiumefreddo resigned as Chairperson of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Michael E. Nugent. Prior to July 1, 2006, Charles A. Fiumefreddo received an annual retainer fee for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Michael E. Nugent receives a total annual retainer fee of $360,000 for his services as Chairperson.

The Fund also reimburses the Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as a Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation paid to the Fund's Directors by the Fund for the fiscal year ended December 31, 2006 and the aggregate compensation paid to each of the Fund's Directors by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2006.

Name of Independent Director(1):	Aggregate Compensation from Fund(2)	Total Compensation from the Fund Complex Payable to Directors(3)
Frank L. Bowman(2)	$9,426	$75,000
Michael Bozic	24,350	195,000
Kathleen A. Dennis	9,072	78,750
Manuel H. Johnson	29,900	240,000
Joseph J. Kearns(2)	27,540	226,250
Michael F. Klein	9,072	78,750
Michael E. Nugent	35,786	285,000
W. Allen Reed(2)	9,072	78,750
Fergus Reid	26,163	215,000

Name of Interested Director:	Aggregate Compensation from Fund(2)	Total Compensation from the Fund Complex Payable to Directors(3)
James F. Higgins(4)	0	0

  (1)  Includes all amounts paid for serving as Director/Trustee of the funds, as well as serving as Chairperson of the Boards or Chairperson of a Committee or Sub-Committee.

  (2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Directors deferred compensation from the Fund during the fiscal year ended December 31, 2006: Mr. Bowman, $9,426; Mr. Kearns, $13,770.

  (3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the Directors under the DC Plan. As of December 31, 2006, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns and Reid pursuant to the deferred compensation plan was $78,764, $959,331 and $76 4,483, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

  (4)  Mr. Higgins was not approved to receive compensation from the Fund and Fund Complex until February 20-21, 2007. Thus, he did not receive any compensation from the Fund and Fund Complex for the calendar year ended December 31, 2006.

Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an "Eligible Director") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Adopting Funds for the calendar year ended December 31, 2006, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors noted below participated in the retirement program.

Name of Independent Director:	Retirement Benefits Accrued as Fund Expenses	Estimated Annual Benefits Upon Retirement(1)
	By All Adopting Funds	From All Adopting Funds
Michael Bozic	$17,614	$46,871
Manuel H. Johnson	$18,586	$68,630
Michael E. Nugent	$29,524	$61,377

  (1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Directors has adopted a Code of Ethics for the Fund and approved a Code of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, NY 10036. As of June 30, 2007, the Adviser, together with its affiliated asset management companies, had approximately $554 billion in assets under management or supervision.

The Adviser provides investment advice and portfolio management services pursuant to an Investment Advisory Agreement and, subject to the supervision of the Fund's Board of Directors, makes each of the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Portfolio's investments. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive from the Class A and Class B shares of the Portfolio an annual management fee, payable quarterly, equal to 1.15% of the portion of the daily net assets not exceeding $1 billion, 1.05% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion and 0.95% of the portion of the daily net assets exceeding $1.5 billion. The Adviser has voluntarily agreed to a reduction in the fees payable to it and to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed 2.01% for Class A shares and 2.26% for Class B shares of the Portfolio. In determining the actual amount of voluntary fee waiver and/or expense reimbursement for the Portfolio, if any, the Adviser excludes from annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing other than expenses related to short sales. The Adviser reserves the right to terminate any of its fee waivers and/or expense reimbursements at any time in its sole discretion.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Directors believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates ("MSIM").

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy is available without charge, upon request, by calling toll free (800) 869-NEWS or by visiting our website at www.morganstanley.com. The Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, is available without charge by calling toll free (800) 869-NEWS. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Principal Underwriter

Morgan Stanley Distribution, Inc., with principal offices at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, serves as principal underwriter to the Fund. For information relating to the services provided by Morgan Stanley Distribution, Inc. See "Shareholder Services Plan."

Fund Administration

The Adviser also provides administrative services to the Fund pursuant to an Administration Agreement. The services provided under the Administration Agreement are subject to the supervision of the officers and the Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in the preparation of the Fund's registration statement under federal laws. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.08% of the average daily net assets of the Portfolio. The Adviser may compensate other service providers for performing shareholder servicing and administrative services.

Sub-Administrator. Under an agreement between the Adviser and J.P. Morgan Investor Services Co. ("JPMorgan"), JPMorgan, a corporate affiliate of JPMorgan Chase Bank, N.A., provides certain administrative and accounting services to the Fund. For such services, the Adviser pays JPMorgan a portion of the administrative fee the Adviser receives from the Fund. The Adviser supervises and monitors the administrative and accounting services provided by JPMorgan. Their services are also subject to the supervision of the officers and Board of Directors of the Fund. JPMorgan's business address is 73 Tremont Street, Boston, MA 02108-3913.

Custodian

JPMorgan Chase, located at 270 Park Avenue, New York, NY 10017, acts as the Fund's custodian. JPMorgan Chase is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, JPMorgan Chase employs sub-custodians approved by the Board of Directors of the Fund in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.

In the selection of foreign sub-custodians, the Directors or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region.

Dividend Disbursing And Transfer Agent

JPMorgan, P.O. Box 182913, Columbus, OH 43218-2913, provides dividend disbursing and transfer agency services for the Fund pursuant to a Transfer Agency Agreement with the Fund.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base Salary Compensation. Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the Adviser.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation. Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley's Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. A portfolio manager must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds he or she manages that are included in the IMAP fund menu, which may or may not include the Portfolio.

• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year end compensation and directly or notionally invest the deferred amount; (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

• Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• Contribution to the business objectives of the Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

International Growth Active Extension Portfolio

Other Accounts Managed by the Portfolio Managers. As of May 31, 2007, Hans van den Berg managed five registered investment companies with a total of approximately $1.6 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $13.7 million in assets; and 75 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $77.2 million in assets. David Sugimoto managed four registered investment companies with a total of approximately $885.5 million in assets; no pooled investment vehicles other than registered investment companies; and 72 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $22.5 million in assets.

Securities Ownership of Portfolio Managers. As of May 31, 2007, Hans van den Berg and David Sugimoto did not beneficially own shares of the Portfolio.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the Fund's independent registered public accounting firm and audits the annual financial statements of the Portfolio.

Fund Counsel

Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

SHAREHOLDER SERVICES PLAN

Morgan Stanley Distribution, Inc., an indirect wholly owned subsidiary of Morgan Stanley, serves as the Fund's exclusive distributor of Portfolio shares pursuant to a Distribution Agreement. Effective July 2, 2007 the Fund adopted a Shareholder Services Plan (the "Plan"). The Plan provides that Class B shares will pay the Distributor an annualized fee of up to 0.25% of the average daily net assets of the Portfolio attributable to Class B shares, which the Distributor can use to compensate affiliated or unaffiliated broker-dealers and service providers which provide shareholder services to Class B shareholders or their customers who beneficially own Class B shares. The service fee is for providing "personal service and/or the maintenance of shareholder accounts" as provided for in Section 2830(b)(9) of the NASD Conduct Rules, including (i) expenditures for overhead and other expenses of the Distributor and other affiliated and unaffiliated broker-dealers, (ii) telephone and other communications expenses relating to the provision of shareholder services and (iii) compensation to and expenses of financial advisors and other employees of the Distributor and other affiliated and unaffiliated broker-dealers for the provision of shareholder services. The Distributor may retain any portion of the fees it does not expend in meeting its obligation to the Fund. The Distributor and the Adviser may also compensate third parties out of their own assets.

Prior to July 2, 2007, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act between the Fund and the Distributor, the Distributor had provided certain services in connection with the promotion of sales of Fund shares (the "12b-1 Plan"). The 12b-1 Plan was terminated effective July 2, 2007.

Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolio, to affiliates, certain insurance companies and/or other financial intermediaries ("Intermediaries") in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting, recordkeeping, administrative or transaction processing services. Such payments are in addition to any shareholder servicing fees that may be payable by the Portfolio. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser or Distributor (e.g., gross sales or number of accounts). The amount of these payments, as determined from time to time by the Adviser or the Distributor, may be different for different Intermediaries.

The additional payments currently made to certain affiliated entities of the Adviser or the Distributor ("Affiliated Entities") and other Intermediaries include the following annual amounts paid out of the Adviser's or the Distributor's own funds:

  (1)  With respect to Affiliated Entities, an amount (i) up to 35% of the Portfolio's advisory fees accrued from the average daily net assets of shares of the Portfolio held in the Affiliated Entity's accounts or (ii) up to 0.25% of the total average month's net asset value of such shares; and

  (2)  With respect to other Intermediaries, an amount up to 0.10% of the average daily net assets of shares of the Portfolio held in the Intermediaries' accounts.

The prospect of receiving, or the receipt of, additional compensation as described above by Affiliated Entities or other Intermediaries may provide Affiliated Entities and such Intermediaries and their representatives or employees with an incentive to favor sales of shares of the Portfolio over other investment options with respect to which the Affiliated Entity or Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolio. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares. Investors should review carefully any disclosure provided by an Affiliated Entity or Intermediary as to its compensation.

BROKERAGE PRACTICES

Portfolio Transactions

Morgan Stanley Investment Management Inc., as the Portfolio's investment adviser, is responsible for decisions to buy and sell securities for the Portfolio, for broker-dealer selection and for negotiation of commission rates. The Adviser and/or Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities may be traded as agency transactions through broker dealers or traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

On occasion, the Portfolio may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

The Adviser serves as investment adviser to a number of clients, including other investment companies. The Adviser attempts to equitably allocate purchase and sale transactions among the portfolios of the Fund and other client accounts. To that end, the Adviser considers various factors, including respective investment objectives, relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio. The Adviser seeks the best execution for all portfolio transactions. The Adviser may place portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund and/or the Adviser. In certain instances, the Adviser may instruct certain brokers to pay for research provided by executing brokers or third-party research providers, which are selected independently by the Adviser. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. The Adviser is unable to ascertain the value of these services due to the subjective nature of their determinations. The information and services received by the Adviser from brokers and dealers may be utilized by the Adviser and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. To the extent that the Adviser receives these services from brokers and dealers, they will not have to pay for these services themselves.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Fund's Board of Directors. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

GENERAL INFORMATION

Fund History

The Fund was incorporated pursuant to the laws of the State of Maryland on June 16, 1988 under the name Morgan Stanley Institutional Fund, Inc. The Fund filed a registration statement with the SEC registering itself as an open-end management investment company offering diversified and non-diversified series under the 1940 Act and its shares under the 1933 Act, as amended, and commenced operations on November 15, 1988. On December 1, 1998, the Fund changed its name to Morgan Stanley Dean Witter Institutional Fund, Inc. Effective May 1, 2001, the Fund changed its name to Morgan Stanley Institutional Fund, Inc.

Description of Shares and Voting Rights

The Fund's Amended and Restated Articles of Incorporation permit the Directors to issue 23 billion shares of common stock, par value $.001 per share, from an unlimited number of classes or series of shares. The shares of each portfolio of the Fund, when issued, are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features. Portfolio shares have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Dividends and Capital Gains Distributions

The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any. The Fund may also distribute any net realized capital gains in the amount and at the times that will avoid both income (including taxable gains) taxes on it and the imposition of the federal excise tax on income and capital gains (see "Taxes"). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes for shareholders subject to tax as set forth herein and in the applicable Prospectus.

As set forth in the Prospectus, unless you elect otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until you notify the Fund in writing that either the Income Option (income dividends in cash and capital gains distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund, the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund, Portfolio or shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Portfolio within the Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to the Portfolio separately, rather than to the Fund as a whole.

Regulated Investment Company Qualification

The Portfolio intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. In order to so qualify, the Portfolio must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC's business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Portfolio's foreign currency gains as non-qualifying income.

For purposes of the 90% test described above, dividends received by the Portfolio will be treated as qualifying income to the extent they are attributable to the issuer's current and accumulated earnings and profits. Distributions in excess of the distributing issuer's current and accumulated earnings and profits will first reduce the Portfolio's basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Portfolio's basis in the stock will qualify for the 90% test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be capital gain if the Portfolio held the stock for more than a year.

For purposes of the diversification requirement described above, the Portfolio will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Portfolio is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.

Net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the Income Requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

In addition to the requirements described above, in order to qualify as a RIC, the Portfolio must distribute at least 90% of its investment company taxable income (which generally includes dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Portfolio meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders.

If the Portfolio fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits, and will be eligible for the corporate dividends-received deduction for corporate shareholders.

General Tax Treatment of Qualifying RICs and Shareholders

The Portfolio intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from the Portfolio's net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by the Portfolio to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Portfolio itself. For this purpose, "qualified dividends" means dividends received by the Portfolio from certain United States corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period and other requirements in respect of the stock of such corporations. Distributions received from REITs are generally comprised of ordinary income dividends and capital gains dividends, which are generally passed along to shareholders retaining the same character and are subject to tax accordingly, as described above. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Portfolio from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Portfolio's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

A dividend paid by the Portfolio to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Dividends paid to you out of the Portfolio's investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 35%, except as noted below) to the extent of the Portfolio's earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%.

The Portfolio will decide whether to distribute or to retain all or part of any net capital gains in any year for reinvestment. Distributions of net capital gains are taxable to shareholders as a long-term capital gain regardless of how long shareholders have held their shares. The Portfolio will send reports annually to shareholders regarding the federal income tax status of all distributions made for the preceding year. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported. If any such gains are retained, the Portfolio will pay federal income tax thereon, and, if the Portfolio makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Portfolio shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Portfolio as a refundable credit.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Gains or losses on the sale of securities by the Portfolio held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by the Portfolio when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Portfolio.

A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of the Portfolio held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of the Portfolio will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.

The Portfolio will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.

The Fund may be required to withhold and remit to the U.S. Treasury an amount equal (as of the date hereof) to 28% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual's social security number or non-individual's employer identification number) on the Account Registration Form; (ii) who is subject to backup withholding as notified by the Internal Revenue Service ("IRS"); or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder's income for such year.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Special Rules for Certain Foreign Currency and Derivatives Transactions

In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Portfolio qualifies as a RIC.

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain.

The Portfolio's investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, short sales are subject to special tax rules regarding holding period and gain or loss recognition. As a result of these special tax rules, the Portfolio is expected to receive cash in advance of the proceeds from short sales in any given period. To the extent that the Portfolio recognizes gain in a subsequent period, it generally would be required to pay out such gain as a distribution to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. Additionally, such recognized gain from short sales generally will be treated as short term capital gain. As a result of this short term capital gain treatment, the ratio of ordinary gain to net capital gain may be weighted more towards ordinary gain treatment than would ordinarily occur in the absence of short sales. Additionally, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, the Portfolio's treatment of certain other options, futures and forward contracts entered into by the Portfolio is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

When the Portfolio holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Portfolio securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

A Section 1256 position held by the Portfolio will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Portfolio. The acceleration of income on Section 1256 positions may require the Portfolio to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Portfolio may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by the Portfolio.

Special Tax Considerations Relating to Foreign Investments

Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Portfolio. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Portfolio. These gains or losses increase or decrease the amount of the Portfolio's net investment income available to be distributed to its shareholders as ordinary income.

It is expected that the Portfolio will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and the Portfolio may be subject to foreign income taxes with respect to other income. So long as more than 50% in value of the Portfolio's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Portfolio may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. The Portfolio will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Portfolio makes the election, shareholders will be required to include in income their proportionate share of the amount of foreign income taxes treated as imposed on the Portfolio and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction, for their shares of the foreign income taxes in computing their federal income tax liability.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. It is not expected that the Portfolio or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on the Portfolio, considering that the Portfolio's investment objectives is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to a number of complex limitations regarding the availability and utilization of the credit. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Portfolio. Shareholders are urged to consult their tax advisors regarding the application of these rules to their particular circumstances.

Investments in a foreign corporation that are considered to be a passive foreign investment company for federal income tax purposes may cause the Portfolio to accrue certain amounts as taxable income in advance of the receipt of cash.

Taxes and Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation, or a foreign partnership ("Foreign Shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Portfolio, distributions of net long-term capital gains, and amounts retained by the Fund that are designated as undistributed capital gains.

The Portfolio is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gains dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. The provisions discussed above relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning before January 1, 2008. Distributions of the Portfolio attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury regulations (including gains from the disposition of certain U.S. real property holding corporations, which may include certain REITs and capital gains distributions from REITs) will generally cause the Foreign Shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to the rules described in the next paragraph below. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the Foreign Shareholder to file a federal income tax return.

If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Portfolio and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profits tax.

The Portfolio may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the potential application of the provisions of the Foreign Investment in Real Estate Property Tax Act of 1980, as amended.

State and Local Tax Considerations

Rules of state and local taxation of dividend and capital gains from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this Statement of Additional Information, no person was known by the Portfolio to own beneficially or of record 5% or more of the outstanding Class A or Class B shares of the Portfolio because the Portfolio had not commenced operations.

PERFORMANCE INFORMATION

The Portfolio is newly organized. As a result, it has no operating history or performance information to include.

FINANCIAL STATEMENTS

No financial information is presented for the Portfolio because it had not commenced operations as of the date of this Statement of Additional Information.

APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.  Policy Statement

Introduction—Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services—Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.  General Proxy Voting Guidelines

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports.

•  General updating/corrective amendments to the charter.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors

1.  Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

A. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

B. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

C. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

D. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

E. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

F. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.  Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.  Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.  Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6.  Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8.  Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

9.  Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. Changes in legal and capital structure. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

1. We generally support the following:

•  Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

•  Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•  Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•  Proposals to authorize share repurchase plans.

•  Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Proposals to effect stock splits.

•  Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Proposals for higher dividend payouts.

2. We generally oppose the following (notwithstanding management support):

•  Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•  Proposals to create "blank check" preferred stock.

•  Proposals relating to changes in capitalization by 100% or more.

E. Takeover Defenses and Shareholder Rights

1.  Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. Executive and Director Remuneration.

1. We generally support the following proposals:

•  Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.  Administration of Policy

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

DESCRIPTION OF RATINGS

Description of Commercial Paper and Bond Ratings

I.  Excerpts From Moody's Description of Bond Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities. A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa—Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks at a higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of that generic rating category.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

II.  Excerpts From S&P's Description of Bond Ratings:

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A—Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as having significant speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. C—The rating C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D—Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

III.  Description of Moody's Ratings of State and Municipal Notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1—best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing, MIG-2—high quality with

B-1

margins of protection ample although not so large as in the preceding group; MIG-3—favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

IV.  Description of Moody's Highest Commercial Paper Rating: Prime-1 ("Pl") -Judged to be of the best quality and have a superior ability for repayment. Their short-term debt obligations carry the smallest degree of investment risk.

V.  Excerpt From S&P's Rating of Municipal Note Issues: SP-l+—very strong capacity to pay principal and interest; SP-2—satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic consequences; SP-3—speculative capacity to pay principal and interest.

VI.  Description of S&P's Highest Commercial Paper Ratings: A-l+ — this designation indicates the degree of safety regarding timely payment is extremely strong. A-1—this designation indicates the degree of safety regarding timely payment is strong.

VII. Excerpts from Fitch IBCA Bond Ratings:

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. Financial commitments are currently being met; however, capacity for continued repayment of principal and interest is contingent upon a sustained, favorable business and economic environment.

CCC: Bonds may possibly default. The ability to meet obligations requires sustained business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative status of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" rating category or to categories below "CCC."

B-2

MORGAN STANLEY INSTITUTIONAL FUND, INC.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(a) (1)	Articles of Amendment and Restatement is incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on October 13, 1995.

(2)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (reclassifying shares) is incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(3)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Technology Portfolio) is incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on May 24, 1996.

(4)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Equity Plus Portfolio) is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(5)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding European Real Estate and Asian Real Estate Portfolios) is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(6)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Class B shares to the Money Market Portfolio) is incorporated herein by reference to Exhibit 1(f) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on February 27, 1998.

(7)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active Country Allocation Portfolio name changed to Active International Portfolio) is incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(8)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Active International Portfolio name changed to Active International Allocation Portfolio) is incorporated herein by reference to Exhibit (a)(8) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(9)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Dean Witter Institutional Fund, Inc.) is incorporated herein by reference to Exhibit (a)(9) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A filed on January 27, 1999.

(10)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (Aggressive Equity Portfolio name changed to Focus Equity Portfolio and Emerging Growth Portfolio name changed to Small Company Growth Portfolio) is incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on May 1, 2000.

(11)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing corporate name to Morgan Stanley Institutional Fund, Inc., Global Equity Portfolio name changed to Global Value Equity Portfolio, European Equity Portfolio named changed to European Value Equity Portfolio and Japanese Equity Portfolio name changed to Japanese Value Equity Portfolio) is incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on April 30, 2001.

(12)

Articles of Amendment to the Amended and Restated Articles of Incorporation (Fixed Income Portfolio name changed to Fixed Income III Portfolio, High Yield Portfolio name changed to High Yield II Portfolio and Global Fixed Income Portfolio name changed to Global Fixed Income II Portfolio) dated July 23, 2001 is incorporated herein by reference to Exhibit (a) (12) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(13)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding new Global Franchise Portfolio) is incorporated herein by reference to Exhibit (a)(7) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A filed on November 26, 2001.

(14)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Large Cap Relative Value Portfolio) is incorporated herein by reference to Exhibit (a)(13) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A filed on June 6, 2003.

(15)	Certificate of Correction to the Articles Supplementary dated as of March 21, 2005, is filed herewith.

(16)

Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(14) to Post-Effective Amendment No. 53 to the Registration Statement on Form N1-A filed on April 29, 2005.

(17)

Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No. 53 to the Registration Statement on Form N1-A filed on April 29, 2005.

(18)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (liquidating the Asian Equity, Asian Real Estate, European Value Equity, Japanese Value Equity, Latin American and Technology Portfolios) are incorporated herein by reference to Exhibit (a)(16) to Post-Effective Amendment No. 53 to the Registration Statement on Form N1-A filed on April 29, 2005.

(19)

Articles of Amendment to the Articles of Amendment and Restatement (Large Cap Relative Value Portfolio name changed to Large Cap Value Portfolio and Value Equity Portfolio name changed to Large Cap Relative Value Portfolio) is incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(20)	Articles of Amendment to the Articles of Amendment and Restatement (European Real Estate Portfolio name changed to International Real Estate

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Portfolio) is incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(21)

Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(19) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(22)

Certificate of Correction to the Articles Supplementary is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(23)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (changing the name of the Value Equity Portfolio to the Large Cap Relative Value Portfolio and the Equity Growth Portfolio to the U.S. Large Cap Growth Portfolio) is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A filed on October 7, 2005.

(24)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Equity Portfolio), is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(25)

Articles of Amendment to Registrant’s Articles of Amendment and Restatement (effecting a reverse stock split of the Emerging Markets Debt Portfolio), is incorporated herein by reference to Exhibit (a) (24) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(26)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), are incorporated herein by reference to Exhibit (a) (25) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(27)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (a) (26) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on May 3, 2006.

(28)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (Liquidating the Assets of Municipal Money Market Portfolio and Money Market Portfolio), is filed herewith.

(29)

Certificate of Correction to the Registrant’s Articles of Amendment dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(27) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(30)

Certificate of Correction to the Registrant’s Articles of Amendment dated February 6, 2007, is incorporated herein by reference to Exhibit (a)(28) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(31)

Articles of Restatement, dated February 20, 2007, is incorporated herein by reference to Exhibit (a)(29) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(32)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding Disciplined Large Cap Value Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio), dated February 21, 2007, is incorporated herein by reference to Exhibit (a)(30) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(33)

Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding International Growth Active Extension Portfolio), is incorporated herein by reference to Exhibit (a)(31) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on July 10, 2007.

(34)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (adding U.S. Small/Mid Cap Value Portfolio), dated [ ], 2007, to be filed by amendment.

(b)

Amended and Restated By-Laws, dated July 31, 2003, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on February 11, 2005.

(c) (1)

Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class A shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

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(2)

Specimen Security with respect to Morgan Stanley Institutional Fund, Inc. Class B shares is incorporated herein by reference to Exhibit 1(a) (Amended and Restated Articles of Incorporation), as amended to date to Post-Effective Amendment No. 26 to the Registration Statement filed on October 13, 1995 and is incorporated by reference to Exhibit 2 (Amended and Restated By-Laws), as amended to date to Post-Effective Amendment No. 33 to the Registration Statement filed on February 28, 1997.

(d) (1)

Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Management Inc., is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A filed on June 27, 2005.

(2)

Supplement to Amended and Restated Investment Advisory Agreement (with respect to the International Growth Equity Portfolio), is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(3)

Supplement to Amended and Restated Investment Advisory Agreement (with respect to the Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), is incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(4)

Supplement to the Amended and Restated Investment Advisory Agreement (with respect to the Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A filed on May 3, 2006.

(5)

Supplement to Amended and Restated Investment Advisory Agreement (with respect to the Disciplined Large Cap Value Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio), dated February 21, 2007, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(6)

Supplement to Amended and Restated Investment Advisory Agreement (with respect to the International Growth Active Extension Portfolio), is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on July 10, 2007.

(7)	Supplement to Amended and Restated Investment Advisory Agreement (with respect to U.S. Small/Mid Cap Value Portfolio), to be filed by amendment.

(8)

Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. (formerly Morgan Stanley Dean Witter Investment Advisors Inc.) (with respect to the Money Market and Municipal Money Market Portfolios) is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed on May 1, 2000.

(9)

Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Asset & Investment Trust Management Co., Limited (relating to the Japanese Value Equity Portfolio and International Magnum Portfolio), is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on April 30, 2004.

(10)

Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (relating to the Global Value Equity Portfolio, International Equity Portfolio, International Magnum Portfolio, International Real Estate Portfolio, International Small Cap Portfolio, Global Franchise Portfolio and Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A filed on August 1, 2006.

(11)

Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Company (relating to the International Magnum Portfolio, International Real Estate Portfolio, Emerging Markets Portfolio and Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 15, 2007.

(e) (1)

Amended and Restated Distribution Agreement, between Registrant and Morgan Stanley & Co. Incorporated, is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed on April 25, 2003.

(2)

Distribution Agreement, between Registrant and Morgan Stanley Distribution, Inc. is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 53 to the Registration Statement on Form N1-A filed on April 29, 2005.

(f)	Not applicable.

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(g) (1)

Global Custody Agreement between Registrant and J.P. Morgan Chase Bank, N.A., is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(2)	Amendment to Global Custody Agreement, is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29, 2007.

(h) (1)

Amended and Restated Administration Agreement between the Registrant and Morgan Stanley Investment Management Inc., dated as of November 1, 2004, is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on February 11, 2005.

(2)

Amended and Restated Sub-Administration Agreement between Morgan Stanley Investment Management Inc. and J.P. Morgan Investor Services Co., dated as of November 1, 2004, is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on February 11, 2005.

(3)

Transfer Agency Agreement between the Registrant and J. P. Morgan Investor Services Co., dated as of November 1, 2004, is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on February 11, 2005.

(i) (1)

Opinion of Ballard Spahr Andrews & Ingersoll, LLP is incorporated herein by reference to Exhibit (i)(1) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(2)

Opinion and Consent of Clifford Chance US LLP is incorporated herein by reference to Exhibit (i)(2) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A filed on April 29, 2005.

(3)

Opinion and Consent of Clifford Chance US LLP (with respect to the International Growth Equity Portfolio), is incorporated herein by reference to Exhibit (i)(3) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(4)

Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the International Growth Equity Portfolio), is incorporated herein by reference to Exhibit (i)(4) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(5)

Opinion and Consent of Clifford Chance US LLP (with respect to the Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), is incorporated herein by reference to Exhibit (i) (5) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(6)

Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Value Portfolio and Systematic Active Small Cap Growth Portfolio), is incorporated herein by reference to Exhibit (i) (6) of Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A filed on April 28, 2006.

(7)

Opinion and Consent of Clifford Chance US LLP (with respect to the Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (i)(7) of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A filed on August 1, 2006.

(8)

Opinion of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the Global Real Estate Portfolio), is incorporated herein by reference to Exhibit (i)(8) of Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A filed on August 1, 2006.

(9)

Opinion and Consent of Clifford Chance, LLP (with respect to the Disciplined Large Cap Value Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(9) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29 2007.

(10)

Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the Disciplined Large Cap Value Active Extension and Systematic Large Cap Core Active Extension Portfolio), is incorporated herein by reference to Exhibit (i)(10) of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 29 2007.

(11)	Opinion and Consent of Clifford Chance US LLP (with respect to the International Growth Active Extension Portfolio), is filed herewith.

(12)	Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the International Growth Active Extension Portfolio), is filed herewith.

(13)	Opinion and Consent of Clifford Chance US LLP (with respect to U.S. Small/Mid Cap Value Portfolio), to be filed by amendment.

(14)	Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP (with respect to U.S. Small/Mid Cap Value Portfolio), to be filed by amendment.

(j)

Consent of Independent Registered Public Accounting Firm, is incorporated herein by reference to Exhibit (j) to Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A filed on April 27, 2007.

(k)	Not applicable.

(l)	Purchase Agreement, is incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on August 1, 1995.

5

(m)

(1)

Amended and Restated Shareholder Services Plan under Rule 12b-1, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on July 10, 2007.

(n)	Not applicable.

(o)	Multi-Class 18f-3 Plan, is incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(p) (1)	Code of Ethics for the Fund, is incorporated herein by reference to Exhibit (p) to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A filed on December 20, 2005.

(2)

Code of Ethics for Morgan Stanley Investment Management, dated December 15, 2006, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A filed on February 15, 2007.

(q)

Powers of Attorney of Directors dated June 20, 2007, are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A filed on July 10, 2007.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person’s control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

None.

ITEM 25. INDEMNIFICATION

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

Reference is made to Article Seven of the Registrant’s Articles of Incorporation which is incorporated by reference herein:

6

Insofar as indemnification for liability may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to paragraph 7 of the Registrant’s Investment Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, reckless disregard by the Adviser of its obligations and duties hereunder or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act), the Adviser shall not be subject to any liability whatsoever to the Registrant, or to any shareholder of the Registrant, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Registrant.

Pursuant to paragraph 6 of the Registrant’s Administration Agreement, the Administrator has no liability for any loss or damage resulting from the performance or nonperformance of its duties unless solely caused by or resulting from the gross negligence or willful misconduct. The Registrant agrees to indemnify and hold the Administrator, and third parties providing services for the benefit of the Registrant through arrangements with the Administrator, harmless from all loss, cost, damage and expense, including reasonable expenses for counsel, incurred by such person resulting from any claim, demand, action or omission by it in the performance of its duties under the Agreement or such arrangements with the Administrator, or as a result of acting upon any instructions reasonably believed by any such person to have been executed by a duly authorized officer of the Registrant or of its investment advisers, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers, employees or agents in cases of its or their own gross negligence or willful misconduct. Further, the Agreement does not protect the Administrator, its directors, officers and/or employees against liability to the Registrant or its shareholders to which it might otherwise be subject by reason of any fraud, willful misfeasance or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Agreement.

Pursuant to section 5 of the Registrant’s Distribution Agreement, the  Registrant has agreed to indemnify, defend and hold the Distributor, its  officers and directors and any person who controls the Distributor, free and  harmless from and against any and all claims, demands, liabilities and  expenses (including the cost of investigating or defending such claims,  demands or liabilities and any counsel fees incurred in connection therewith)  which the Distributor, its officers, directors or any such controlling  person, arising out of or based upon any untrue statement of a material fact  contained in the Registration Statement or Prospectus or arising out of or  based upon any alleged omission to state a material fact required to be  stated in either thereof or necessary to make the statements in either  thereof not misleading, except insofar as such claims, demands, liabilities  or expenses arise out of or are based upon any such untrue statement or  omission or alleged untrue statement or omission made in reliance upon and in  conformity with information furnished in writing by the Distributor to the  Registrant for use in the Registration Statement or Prospectus, but only in  the event that a court of competent jurisdiction shall determine, or it shall  have been determined by controlling precedent, that such result would not be  against public policy as expressed in the 1933 Act; and except in the case of  the Distributor’s willful misfeasance, bad faith, or gross negligence in the  performance of its duties, or by reason of its reckless disregard of its  obligations under this Agreement.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a)           Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each director, officer or partner of the investment adviser, is or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

Morgan Stanley Investment Management Inc. provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors.

7

Listed below are the officers and Directors of Morgan Stanley Investment Management Inc.:

NAME AND POSITION WITH
MORGAN STANLEY INVESTMENT	OTHER SUBSTANTIAL BUSINESS,
MANAGEMENT INC.	PROFESSION OR VOCATION

Owen D. Thomas President and Chief Operating Officer

President and Chief Operating Officer of Van Kampen Advisors Inc., Van Kampen Asset Management, Van Kampen Investments Inc., Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.

Ronald E. Robison Managing Director and Director

Managing Director and Director of Van Kampen Asset Management, Van Kampen Investments Inc., Director and Chief Administrative Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., Director of Morgan Stanley Distributors Inc., Morgan Stanley Trust, Morgan Stanley Distribution, Inc. and Van Kampen Investor Services Inc.

Amy R. Doberman Managing Director and Secretary	Managing Director and General Counsel of Morgan Stanley Investment Management

Dennis F. Shea Managing Director and Chief Investment Officer- Global Equity Group of Morgan	Managing Director and Chief Investment Officer-Global Equity Group of Morgan Stanley Asset Management

J. David Germany Managing Director and Chief Investment Officer- Global Equity Group	Managing Director and Chief Investment Officer-Global Fixed Income Group

Carsten Otto Managing Director and Chief Compliance Officer

Managing Director and Chief Compliance Officer of Morgan Stanley Investment Advisors Inc., Van Kampen Advisors Inc. and Van Kampen Asset Management.Chief Compliance Officer of Van Kampen Investor Services Inc. and Van Kampen Investments Inc.

Kenneth Castiglia Chief Financial Officer and Treasurer

Chief Financial Officer of Van Kampen Advisors Inc., Van Kampen Asset Management, Van Kampen Investments Inc., Treasurer of Morgan Stanley Services Company Inc., Chief Financial Officer, Treasurer and Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution, Inc.

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-15757) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

8

In addition, the Investment Adviser and the Sub-Advisers act as investment adviser or sub-adviser to several other registered investment companies.

ITEM 27. PRINCIPAL UNDERWRITERS

(a)           State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser.

Morgan Stanley Distribution, Inc. acts as distributor for The Universal  Institutional Funds, Inc., Morgan Stanley Institutional Fund Trust and Morgan  Stanley Institutional Liquidity Funds, each a registered open-end management  investment company.

(b)           Provide the information required by the following table with respect to each director, officer or partner of each principal underwriter named in answer to Item 27.

The principal address for Morgan Stanley Distribution, Inc. and each director, officer or partner listed below is One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH MORGAN STANLEY DISTRIBUTION, INC.	POSITIONS AND OFFICES WITH THE FUND
Ronald E. Robison	Managing Director and Director	President and Principal Executive Officer
Kenneth Castiglia	Director	None
Michael Kiley	Director, Chief Executive Officer and President	None
Stefanie Chang Yu	Secretary	Vice President
Winston McLaughlin	Chief Compliance Officer	None
Gina Gallagher	Chief AML Officer	None
Pat Behnke	Financial and Operations Principal	None

9

(c)           Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is NOT an affiliated person of the Fund or any affiliated person of an affiliated person:

Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the rules under that section.

J.P. Morgan Investor Services Co., Registrant’s transfer agent and dividend disbursing agent, P.O. Box 2798, Boston, Massachusetts, 02208-2798, maintains physical possession of each such account, book or other document of the Fund.

In particular, with respect to the records required by Rule 31a-1(b)(1), J.P. Morgan Investor Services Co. maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and also maintains physical possession all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

In addition, Morgan Stanley Investment Management Inc., Registrant’s investment adviser and administrator, 1221 Avenue of the Americas, New York, New York 10020, maintains possession of the Fund’s corporate organizational records, in addition to certain other records required by Rule 31a-1(b).

10

ITEM 29. MANAGEMENT SERVICES

Provide a summary of the substantive provisions of any management-related service contract not discussed in part A or part B, disclosing the parties to the contract and the total amount paid and by whom, for the fund’s last three fiscal years.

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Directors of his or their desire to communicate with other Shareholders of the Fund, the Directors will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s annual report to shareholders, upon request and without charge.

11

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 70 to Registration Statement No. 811-05624 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 18th day of July, 2007.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

By:	/s/ Ronald E. Robison
Ronald E. Robison
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act 1933, this Post-Effective Amendment No. 70 has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES		TITLE	DATE

(1) Principal Executive Officer		President and Principal Executive Officer

By:	/s/ Ronald E. Robison		July 18, 2007
Ronald E. Robison

(2) Principal Financial Officer		Treasurer and Chief Financial Officer

By:	/s/ James Garrett		July 18, 2007
James Garrett

(3) Majority of the Directors

INDEPENDENT DIRECTORS
Frank L. Bowman
Michael Bozic	Michael F. Klein
Kathleen A. Dennis	Michael E. Nugent	(Chairman)
Dr. Manuel H. Johnson	W. Allen Reid
Joseph J. Kearns	Fergus Reid

By:	/s/ Carl Frischling		July 18, 2007
Carl Frischling
Attorney-In-Fact for the
Independent Directors

INTERESTED DIRECTOR
James F. Higgins

By:	/s/ Stefanie V. Chang Yu		July 18, 2007
Stefanie V. Chang Yu
Attorney-In-Fact for the Interested Director

Exhibit Index

(a)(15)	Certificate of Correction to the Articles Supplementary dated as of March 21, 2005.

(a)(28)	Articles Supplementary to Registrant’s Articles of Amendment and Restatement (Liquidating the Assets of Municipal Money Market Portfolio and Money Market Portfolio).

(1)(11)	Opinion and Consent of Clifford Chance US LLP (with respect to the International Growth Active Extension Portfolio).

(1)(12)	Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP (with respect to the International Growth Active Extension Portfolio).